                                                              Exhibit 10.10(a)

                                  $200,000,000

                                    364-DAY
                                CREDIT AGREEMENT


                                  dated as of


                                 July 23, 1997

                                     among


                          Galileo International, Inc.,


                           The Banks Parties Hereto,


                The Letter of Credit Issuing Banks Named Herein

                                      and

                   Morgan Guaranty Trust Company of New York,
                                    as Agent

                            ------------------------

                          J.P. Morgan Securities Inc.,
                                    Arranger



             Bank of America National Trust and Savings Association
                                      and
                               Bank of Montreal,
                                  Co-Arrangers

                               TABLE OF CONTENTS

                             ----------------------


                                                                                            Page
                                            ARTICLE 1
                                           DEFINITIONS
SECTION 1.01.  Definitions......................................................................1
SECTION 1.02.  Accounting Terms and Determinations.............................................17
SECTION 1.03.  Types of Borrowings.............................................................17

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  Commitments to Lend.............................................................18
SECTION 2.02.  Increased Commitments; Additional Banks.........................................18
SECTION 2.03.  Notice of Committed Borrowing...................................................19
SECTION 2.04.  Money Market Borrowings.........................................................20
SECTION 2.05.  Notice to Banks; Funding of Loans...............................................24
SECTION 2.06.  Notes...........................................................................25
SECTION 2.07.  Maturity of Loans...............................................................25
SECTION 2.08.  Interest Rates..................................................................26
SECTION 2.09.  Fees............................................................................29
SECTION 2.10.  Optional Termination or Reduction of Commitments................................30
SECTION 2.11.  Method of Electing Interest Rates...............................................30
SECTION 2.12.  Mandatory Termination of Commitments............................................32
SECTION 2.13.  Optional Prepayments............................................................32
SECTION 2.14.  General Provisions as to Payments...............................................32
SECTION 2.15.  Funding Losses..................................................................33
SECTION 2.16.  Computation of Interest and Fees................................................34
SECTION 2.17.  Regulation D Compensation.......................................................34
SECTION 2.18.  Currency Translations...........................................................34
SECTION 2.19.  Judgment Currency...............................................................34
SECTION 2.20.  Letters of Credit...............................................................35

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  First Borrowing or Issuance.....................................................39
SECTION 3.02.  Each Borrowing and Issuance.....................................................40


                                                                                           PAGE

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power...................................................41
SECTION 4.02.  Corporate and Governmental Authorization; No
         Contravention.........................................................................41
SECTION 4.03.  Binding Effect..................................................................41
SECTION 4.04.  Financial Information...........................................................41
SECTION 4.05.  Litigation......................................................................42
SECTION 4.06.  Compliance with ERISA...........................................................42
SECTION 4.07.  Compliance with Laws............................................................43
SECTION 4.08.  Environmental Matters...........................................................43
SECTION 4.09.  Taxes...........................................................................43
SECTION 4.10.  Subsidiaries....................................................................43
SECTION 4.11.  Regulatory Restrictions on Borrowing............................................44
SECTION 4.12.  Full Disclosure.................................................................44

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  Information.....................................................................44
SECTION 5.02.  Payment of Obligations..........................................................46
SECTION 5.03.  Maintenance of Property; Insurance..............................................47
SECTION 5.04.  Conduct of Business and Maintenance of Existence................................47
SECTION 5.05.  Compliance with Laws............................................................47
SECTION 5.06.  Inspection of Property, Books and Records.......................................48
SECTION 5.07.  Mergers and Sales of Assets.....................................................48
SECTION 5.08.  Use of Proceeds.................................................................48
SECTION 5.09.  Negative Pledge.................................................................48
SECTION 5.10.  Interest Coverage Ratio.........................................................49
SECTION 5.11.  Restricted Payments.............................................................49
SECTION 5.12.  Transactions with Affiliates....................................................50
SECTION 5.13.  Debt of Subsidiaries............................................................50
SECTION 5.14.  Cash Flow Ratio.................................................................50

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  Events of Default...............................................................50
SECTION 6.02.  Notice of Default...............................................................52


                                                                                            PAGE

SECTION 6.03.  Cash Cover......................................................................52

                                            ARTICLE 7
                                            THE AGENT

SECTION 7.01.  Appointment and Authorization...................................................53
SECTION 7.02.  Agent and Affiliates............................................................53
SECTION 7.03.  Action by Agent.................................................................53
SECTION 7.04.  Consultation with Experts.......................................................53
SECTION 7.05.  Liability of Agent..............................................................54
SECTION 7.06.  Indemnification.................................................................54
SECTION 7.07.  Credit Decision.................................................................54
SECTION 7.08.  Successor Agent.................................................................55
SECTION 7.09.  Agent's Fee; Arranger Fee.......................................................55

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................55
SECTION 8.02.  Illegality......................................................................56
SECTION 8.03.  Increased Cost and Reduced Return...............................................57
SECTION 8.04.  Taxes...........................................................................58
SECTION 8.05.  Base Rate Loans Substituted for Affected Fixed Rate Loans.......................60
SECTION 8.06.  Substitution of Bank............................................................61

                                            ARTICLE 9
                                          MISCELLANEOUS

SECTION 9.01.  Notices.........................................................................61
SECTION 9.02.  No Waivers......................................................................61
SECTION 9.03.  Expenses; Indemnification.......................................................62
SECTION 9.04.  Sharing of Set-offs.............................................................62
SECTION 9.05.  Amendments and Waivers .........................................................63
SECTION 9.06.  Successors and Assigns..........................................................63
SECTION 9.07.  Collateral......................................................................65
SECTION 9.08.  Governing Law; Submission to Jurisdiction.......................................65
SECTION 9.09.  Counterparts; Integration; Effectiveness........................................65
SECTION 9.10.  WAIVER OF JURY TRIAL............................................................66
SECTION 9.11.  Confidentiality.................................................................66


                                                                      PAGE
         PRICING SCHEDULE A
         PRICING SCHEDULE B

         SCHEDULE I -      Existing Capital Leases
         SCHEDULE II-      Existing Ownership Group
         SCHEDULE III -    Transaction Documents

         EXHIBIT A - Note
         EXHIBIT B - Money Market Quote Request
         EXHIBIT C - Invitation for Money Market Quotes
         EXHIBIT D - Money Market Quote
         EXHIBIT E - Opinion of Counsel for the Borrower
         EXHIBIT F - Opinion of Special Counsel for the Agent
         EXHIBIT G - Assignment and Assumption Agreement



                                    364-DAY

                                CREDIT AGREEMENT



         364-DAY CREDIT AGREEMENT dated as of July 23, 1997 among GALILEO INTERNATIONAL, INC., the BANKS from time to time parties hereto, the LETTER OF CREDIT ISSUING BANKS from time to time parties hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

         The parties hereto agree as follows:



                                   ARTICLE 1
                                  DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "ABSOLUTE RATE AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.04.

         "ADDITIONAL BANK" has the meaning set forth in Section 2.02(b).

         "ADJUSTED CD RATE" has the meaning set forth in Section 2.08(b).

         "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

         "AFFILIATE" means, at any time, (i) any Person that at such time beneficially owns, directly or indirectly, 25% or more of the Ordinary Voting Stock, (ii) any Person that, at such time, directly, or indirectly through one or more intermediaries, controls the Borrower or (iii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Person described in clause (i) or (ii).

         "AGENT" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

         "ALTERNATIVE CURRENCY" means any freely available currency other than Dollars which is freely transferable and convertible into Dollars.

         "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

         "ASSESSMENT RATE" has the meaning set forth in Section 2.08(b).

         "ASSIGNEE" has the meaning set forth in Section 9.06(c).

         "BANK" means each bank listed on the signature pages hereof, each Additional Bank which becomes a Bank pursuant to Section 2.02, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "BASE RATE" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "BASE RATE LOAN" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "BORROWER" means Galileo International, Inc., a Delaware corporation, and its successors.

         "BORROWING" has the meaning set forth in Section 1.03.

         "CASH FLOW RATIO" means at any date the ratio of (i) Consolidated Debt at such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date.

         "CD BASE RATE" has the meaning set forth in Section 2.08(b).

         "CD LOAN" means (i) a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of

Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

         "CD MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

         "CD RATE" means a rate of interest determined pursuant to Section 2.08(b) on the basis of an Adjusted CD Rate.

         "CD REFERENCE BANKS" means Bank of Montreal, Bank of America National Trust and Savings Association and Morgan Guaranty Trust Company of New York.

         "CHANGE IN OWNERSHIP OR CONTROL" shall be deemed to have occurred if, without the prior written consent of the Required Banks, at any time on or after the Effective Date: (i) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of the percentage of the Ordinary Voting Stock beneficially owned, directly or indirectly, at such time by all members of the Existing Ownership Group taken as a whole; (ii) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of 25% of the Ordinary Voting Stock outstanding at such time; or
(iii) the Continuing Directors shall fail to constitute a majority of the Board of Directors of the Borrower at such time.

         "CLOSING DATE" means the date on or after the Effective Date on which the initial Borrowing or issuance of a Letter of Credit under this Agreement occurs.

         "COMMITMENT" means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite its name on the signature pages hereof and (ii) with respect to each Additional Bank or Assignee which becomes a Bank pursuant to Section 2.02 or 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may be reduced from time to time pursuant to Sections 2.10 and 9.06(c) or increased from time to time pursuant to Sections 2.02 and 9.06(c).

         "COMMITTED LOAN" means a loan made by a Bank pursuant to Section 2.01, provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "COMMITTED LOAN" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "CONSOLIDATED DEBT" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "CONSOLIDATED EBIT" means, for any fiscal period, Consolidated Net Income (exclusive of the effect of any extraordinary gain (or loss)) for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense and (ii) income tax expense.

         "CONSOLIDATED EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation, amortization and other similar non-cash charges.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

         "CONSOLIDATED NET INCOME" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period. Notwithstanding the foregoing, for purposes of calculating Consolidated Net Income for any fiscal period ending on or prior to June 30, 1998, there shall be added to the amount determined in accordance with the immediately preceding sentence the amount of net income attributable during such fiscal period to the assets acquired in the NDC Acquisitions (such amount of net income to be determined in good faith by the Borrower in a manner consistent with the preparation of the pro forma financial statements included in the Registration Statement).

         "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

         "CONSOLIDATED TANGIBLE NET WORTH" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, the term "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

         "CONTINUING DIRECTOR" means, at any date, an individual (i) who is a member of the Board of Directors of the Borrower on the Effective Date, (ii) who has been nominated to be a member of such Board of Directors, directly or indirectly, by one or more members of the Existing Ownership Group or (iii) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

         "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of the terms "MATERIAL DEBT" and "MATERIAL FINANCIAL OBLIGATIONS", all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

         "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "DOLLARS" and the symbol "$" mean lawful money of the United States of America.

         "DOLLAR AMOUNT" means (i) with respect to any Loan denominated in Dollars, the outstanding principal amount thereof and (ii) with respect to any Loan denominated in an Alternative Currency, the Dollar Equivalent of the outstanding principal amount thereof most recently determined by the Agent pursuant to Section 2.18.

         "DOLLAR EQUIVALENT" means, with respect to any amount of an Alternative Currency at any date of determination thereof, the equivalent of such amount in Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such Alternative Currency at 10:30 A.M. (New York City time) on such date of determination (or at such other time as the Agent may determine to be appropriate for such Alternative Currency).

         "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent, provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "DOMESTIC LOANS" means CD Loans or Base Rate Loans or both.

         "DOMESTIC RESERVE PERCENTAGE" has the meaning set forth in Section 2.08(b).

         "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 9.09.

         "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA GROUP" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 (b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, are treated as a single employer under Section 414 of the Code.

         "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London and, if funds are to be transferred in an Alternative Currency on such date, in the jurisdiction of the Payment Office.

         "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

         "EURO-DOLLAR LOAN" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or

Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

         "EURO-DOLLAR RATE" means a rate of interest determined pursuant to
Section 2.08(c) on the basis of a London Interbank Offered Rate.

         "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of Bank of Montreal, Bank of America National Trust and Savings Association and Morgan Guaranty Trust Company of New York.

         "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

         "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

         "EXISTING CAPITAL LEASES" means the capital leases described on
Schedule I hereto.

         "EXISTING CREDIT AGREEMENT" means the Credit Agreement dated as of July 3, 1996, among the Predecessor, the lenders named therein and Morgan Guaranty Trust Company of New York, as agent.

         "EXISTING OWNERSHIP GROUP" means (i) the Persons listed on Schedule II hereto, (ii) any Person that directly, or indirectly through one or more intermediaries, controls any Person listed on Schedule II hereto and (iii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Person listed on Schedule II hereto.

         "FACILITY FEE RATE" means a rate per annum determined in accordance with the Pricing Schedule.
                                       8

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

         "FIXED RATE LOANS" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

         "GROUP OF LOANS" means at any time a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same Interest Period at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

         "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "INCREASED COMMITMENTS" has the meaning set forth in Section 2.02(a).

         "INDEMNITEE" has the meaning set forth in Section 9.03(b).

         "INTEREST COVERAGE RATIO" means at any date the ratio of (i) Consolidated EBIT for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date to (ii) Consolidated Interest Expense for such period.

         "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice, provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice, provided that:

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

         (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.04, provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          (4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in accordance with Section 2.04, provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (b) below, be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "ISSUING BANK" means Morgan Guaranty Trust Company of New York or any other Bank that may agree to issue letters of credit hereunder, in each case as issuer of letters of credit hereunder.

         "LETTER OF CREDIT" means a standby letter of credit to be issued hereunder by an Issuing Bank.

         "LETTER OF CREDIT FEE RATE" means a rate per annum determined in accordance with the Pricing Schedule.

         "LETTER OF CREDIT LIABILITIES" means, for any Bank and at any time, the sum of (i) the amounts then owing to such Bank (including in its capacity as an Issuing Bank) by the Borrower to reimburse it in respect of amounts drawn under Letters of Credit and (ii) such Bank's ratable participation in the aggregate amount then available for drawing under all Letters of Credit.

         "LIBOR AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.04.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "LOAN" means a Domestic Loan, a Euro-Dollar Loan or a Money Market Loan and "LOANS" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

         "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.08(c).

         "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, (ii) the ability of the Borrower to perform its obligations under the terms of this Agreement and the Notes or (iii) the rights and obligations of the Agent and the Banks under this Agreement and the Notes.

         "MATERIAL DEBT" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000.

         "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000. For purposes of determining Material Financial Obligations at any time, the "principal or face amount" of the obligations of the Borrower or any Subsidiary in respect of any Derivative Obligations at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Derivative Obligations were terminated at such time.

         "MATERIAL PLAN" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

         "MONEY MARKET ABSOLUTE RATE" has the meaning set forth in Section 2.04(d).

         "MONEY MARKET ABSOLUTE RATE LOAN" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

         "MONEY MARKET LENDING OFFICE" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent, provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, or for its Money Market Loans in any particular currency, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to any or all of such offices, as the context may require.

         "MONEY MARKET LIBOR LOAN" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

         "MONEY MARKET LOAN" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

         "MONEY MARKET MARGIN" has the meaning set forth in Section 2.04(d)(ii)(C).

         "MONEY MARKET QUOTE" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.04.

         "MOODY'S" means Moody's Investors Service, Inc.

         "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "NDC ACQUISITIONS" means the acquisitions by the Borrower and its Subsidiaries of the assets of the NDCs.

         "NDCS" means collectively Apollo Travel Services Partnership, Traviswiss AG and Galileo Nederland B.V.

         "NOTES" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

         "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in Section 2.03) or a Notice of Money Market Borrowing (as defined in
Section 2.04(f)).

         "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in
Section 2.11.

         "NOTICE OF ISSUANCE" has the meaning set forth in Section 2.20(b).

         "ORDINARY VOTING STOCK" means common stock or other voting securities of the Borrower (other than the Special Voting Preferred Stock).

         "PARENT" means, with respect to any Bank, any Person controlling such Bank.

         "PARTICIPANT" has the meaning set forth in Section 9.06(b).

         "PAYMENT OFFICE" means the office or account of the Agent at or to which payments hereunder are to be made, which shall be, in the case of payments in Dollars, the office of the Agent referred to in Section 9.01 and, in the case of payments in an Alternative Currency, such office or account as the Agent may specify for such purpose by notice to the Borrower and the Banks.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "PREDECESSOR" means Galileo International Partnership, a Delaware general partnership.

         "PRICING SCHEDULE" means (i) Pricing Schedule A attached hereto, unless and until the Borrower shall have elected that Pricing Schedule B attached hereto be the Pricing Schedule, such election to be effected by the giving by the Borrower of not less than five Domestic Business Days' notice to the Agent of the effective date of such election, and (ii) on and after the effective date of such election, Pricing Schedule B attached hereto. Such election, if made, shall be irrevocable.

         "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

         "QUARTERLY DATE" means each March 31, June 30, September 30 and December 31.

         "REFERENCE BANKS" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "REFERENCE BANK" means any one of such Reference Banks.

         "REGISTRATION STATEMENT" means the Borrower's Registration Statement on Form S-1, filed on May 20, 1997, with the Securities and Exchange Commission under the Securities Act of 1933, as such Registration Statement may be amended prior to the Effective Date.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REQUIRED BANKS" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

         "RESTRICTED PAYMENT" means (a) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock or rights to receive shares of its capital stock) or (b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Borrower's capital stock or (ii) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

         "REVOLVING CREDIT PERIOD" means the period from and including the Effective Date to but not including the Termination Date.

         "S&P" means Standard & Poor's Rating Services.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, the term "SUBSIDIARY" means a Subsidiary of the Borrower.

         "TERMINATION DATE" means July 22, 1998, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         "TRANSACTION DOCUMENTS" means the documents listed on Schedule III hereto.

         "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks, provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks. Calculations with respect to periods commencing prior to the Closing Date shall be made as if the Predecessor were the Borrower.

         SECTION 1.03. Types of Borrowings. The term "BORROWING" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on the same date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "FIXED RATE BORROWING" is a Euro-Dollar Borrowing, a CD Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01), and a "EURO-

DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "MONEY MARKET BORROWING" is a Borrowing under Section 2.04 in which the Bank participants are determined on the basis of their bids in accordance therewith).



                                   ARTICLE 2


                                  THE CREDITS

         SECTION 2.01. Commitments to Lend. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank and Letter of Credit Liabilities of such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in Dollars and be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.13 and reborrow at any time during the Revolving Credit Period under this Section.

         SECTION 2.02. Increased Commitments; Additional Banks. (a) Subsequent to the Effective Date, the Borrower may, upon at least 30 days' notice to the Agent (which shall promptly provide a copy of such notice to the Banks), propose to increase the aggregate amount of the Commitments to an amount not to exceed $300,000,000 (the amount of any such increase, the "INCREASED COMMITMENTS"). Each Bank party to this Agreement at such time shall have the right (but no obligation), for a period of 15 days following receipt of such notice, to elect by notice to the Borrower and the Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing, provided that no increase in the aggregate amount of the Commitments shall be effective unless Banks having more than 50% of in the aggregate amount of the Commitments in effect at the time any such increase is requested shall have elected so to increase their Commitments.

          (b) If any Bank party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may designate another bank or other banks (which may be, but need not be, one or more of the existing Banks) which at the time agree to (i) in the case of any such bank that is an existing Bank, increase its Commitment and (ii) in the case of any other such bank (an "ADDITIONAL BANK"), become a party to this Agreement. The sum of the increases in the Commitments of the existing Banks pursuant to this subsection (b) plus the Commitments of the Additional Banks shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

          (c) An increase in the aggregate amount of the Commitments pursuant to this Section 2.02 shall become effective upon the receipt by the Agent of an agreement in form and substance satisfactory to the Agent signed by the Borrower, by each Additional Bank and by each other Bank whose Commitment is to be increased, setting forth the new Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Agent may reasonably request.

         SECTION 2.03. Notice of Committed Borrowing. The Borrower shall give the Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

          (b)   the aggregate amount of such Borrowing;

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         SECTION 2.04. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower in Dollars or in an Alternative Currency. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 10:30 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

         (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent),

         (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of the term "INTEREST PERIOD",

         (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate, and

          (v) if the related Money Market Loans are to be denominated in an Alternative Currency, such Alternative Currency. Money Market Loans denominated in an Alternative Currency shall be made available in such currency and repaid, together with interest thereon, in such currency.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

         (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                       (A)          the proposed date of Borrowing;

                       (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent), (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted;

                       (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "MONEY MARKET MARGIN") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate;

                       (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "MONEY MARKET ABSOLUTE RATE") offered for each such Money Market Loan; and

                       (E)          the identity of the quoting Bank

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.


                  (iii)   Any Money Market Quote shall be disregarded if it:

                       (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection 2.04(d)(ii) above;

                       (B) contains qualifying, conditional or similar language;

                       (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                       (D) arrives after the time set forth in subsection 2.04(d)(i).

          (e) Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection 2.04(d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.04(e). In the case of acceptance, such notice (a "NOTICE OF MONEY MARKET BORROWING") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part, provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000 (or in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent);

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

              (iv) the Borrower may not accept any offer that is described in subsection 2.04(d)(iii) or that otherwise fails to comply in any material respect with the requirements of this Agreement.

         (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent), as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

         SECTION 2.05. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

         (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing (or, in the case of payments in an Alternative Currency, such other time as the Agent may determine to be customary for payments in such Alternative Currency), each Bank participating therein shall make available its share of such Borrowing, (i) in the case of payments in Dollars, in Federal or other funds immediately available in New York City, and (ii) in the case of payments in an Alternative Currency, in such funds as are at the time customary for the international settlement of payments in such currency, to the Agent at the Payment Office. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Payment Office.

         (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection 2.05(b) of this Section and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the

Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the Federal Funds Rate (or, in the case of Money Market Loans denominated in an Alternative Currency, a comparable overnight rate for such Alternative Currency as determined by the Agent). If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

         SECTION 2.06. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type or in a particular currency be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type or in the relevant currency. Each reference in this Agreement to the "NOTE" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

         (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, currency and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding, provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.07. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

         (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.08. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date on which such Loan becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period, provided that if any CD Loan shall, as a result of clause (2)(b) of the definition of the term "INTEREST PERIOD", have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the rate applicable to Base Rate Loans for such day and (ii) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan at the date such payment was due.

         The "ADJUSTED CD RATE" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                                        [ CDBR       ]*
                  ACDR         =        [ ---------- ] + AR
                                        [ 1.00 - DRP ]

                  ACDR         =        Adjusted CD Rate
                  CDBR         =        CD Base Rate
                   DRP         =        Domestic Reserve Percentage
                    AR         =        Assessment Rate

----------

         *The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

         The "CD BASE RATE" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

         "DOMESTIC RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

         "ASSESSMENT RATE" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss.327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause 8.01(a) or 8.01(b) shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due.

         (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with
Section 2.08(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing and, in the case of a Borrowing in an Alternative Currency, based on the comparable quotations for such Alternative Currency rather than for Dollars) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.04. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.04. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid (i) in the case of Money Market Loans denominated in Dollars, at a rate per annum equal to the sum of 2% plus the Base Rate for such day and (ii) in the case of Money Market Loans denominated in an Alternative Currency, at a rate per annum determined in accordance with
Section 2.08(d) as if such Money Market Loans were Euro-Dollar Loans, but based on comparable quotations for such Alternative Currency rather than for Dollars.

         (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.09. Fees. (a) The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans and Letter of Credit Liabilities shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities.

         (b) The Borrower shall pay to the Agent (i) for the account of the Banks ratably a letter of credit fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit at the Letter of Credit Fee Rate (determined daily in accordance with the Pricing Schedule) and (ii) for the account of each Issuing Bank a letter of credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Bank at a rate per annum mutually agreed from time to time by the Borrower and such Issuing Bank.

         (c) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans and Letter of Credit Liabilities shall be repaid in their entirety).

         SECTION 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans or Letter of Credit Liabilities are outstanding at such time or
(ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities.

         SECTION 2.11. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

           (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

          (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted to Domestic Loans of the other type or are CD Rate Loans to be continued as CD

Rate Loans for an additional Interest Period, in which case such notice shall be delivered to the Agent not later than 10:30 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans, provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000.

         (b)   Each Notice of Interest Rate Election shall specify:

                (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection 2.11(a) above;

               (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "INTEREST PERIOD".

         (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection 2.11(a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If no Notice of Interest Rate Election is timely received prior to the end of an Interest Period for any Group of Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans as of the last day of such Interest Period.

         (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "BORROWING" subject to the provisions of Section 3.02.

         SECTION 2.12. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.13. Optional Prepayments. (a) Subject in the case of any Fixed Rate Loan to Section 2.15, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01) or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group (or Borrowing).

         (b) Except as provided in subsection 2.13(a) above the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

         (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.14. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) (or, in the case of payments in an Alternative Currency, such other time as the Agent may determine to be customary for payments in such Alternative Currency) on the date when due, (i) in the case of payments in Dollars, in Federal or other funds immediately available in New York City and (ii) in the case of payments in an Alternative Currency, in such funds as are at the time customary for the international settlement of payments in such currency, to the Agent at the Payment Office. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate (or, in the case of Money Market Loans denominated in an Alternative Currency, a comparable overnight rate for such Alternative Currency as determined by the Agent).

         SECTION 2.15. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.08(d), or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.05(a), 2.13(c) or 2.11(c), the Borrower shall reimburse each Bank within 15 Domestic Business Days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to the Borrower and the Agent a certificate as to the amount of such loss or expense, which certificate shall set forth the method of determining such loss or expense in reasonable detail and shall be conclusive in the absence of manifest error.

         SECTION 2.16. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.17. Regulation D Compensation. Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

         SECTION 2.18. Currency Translations. The Dollar Amount of each Money Market Loan denominated in an Alternative Currency shall be determined by the Agent (i) on the date of borrowing, as to each such Loan borrowed on such date, and (ii) on each Quarterly Date, as to each such Loan outstanding on such date. If after giving effect to any such determination pursuant to clause (ii), the sum of the aggregate Dollar Amount of the Loans and the aggregate Letter of Credit Liabilities exceeds the aggregate amount of the Commitments, the Borrower shall prepay such principal amount (together with accrued interest thereon) of the outstanding Committed Loans, if any Committed Loans are then outstanding, as may be necessary to eliminate such excess. Such prepayment shall be made (x) on the next succeeding Domestic Business Day, with respect to any Base Rate Loans then outstanding and (y) at the end of the then current Interest Period applicable thereto, with respect to any Euro-Dollar Loans or CD Loans then outstanding.

         SECTION 2.19. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's New York office on the Euro-Dollar Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Euro-Dollar Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 9.04, such Bank or the Agent, as the case may be, agrees to remit such excess to the Borrower.

         SECTION 2.20. Letters of Credit. (a) Subject to the terms and conditions hereof, each Issuing Bank agrees to issue standby letters of credit hereunder denominated in Dollars from time to time before the fifth Domestic Business Day prior to the Termination Date upon the request of the Borrower (the "LETTERS OF CREDIT"), provided that, immediately after each Letter of Credit is issued, (i) the aggregate amount of the Letter of Credit Liabilities shall not exceed $50,000,000 and (ii) the aggregate amount of the Letter of Credit Liabilities plus the aggregate outstanding amount of all Loans shall not exceed the aggregate amount of the Commitments. Upon the date of issuance by an Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in the proportion their respective Commitments bear to the aggregate Commitments.

         (b) The Borrower shall give the Issuing Bank notice at least three Domestic Business Days prior to the requested issuance of a Letter of Credit (or such lesser notice period as shall be acceptable to the Issuing Bank) specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "NOTICE OF ISSUANCE"). Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The Borrower shall also pay to the Issuing Bank for its own account issuance, drawing, amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Bank. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. No Letter of Credit shall have a term of more than two years, provided that a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing Bank, and provided further that no Letter of Credit shall have a term extending or be so extendible beyond the date which is five Domestic Business Days prior to the Termination Date.

         (c) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Agent and the Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated within three Domestic Business Days to reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the rate applicable to Base Rate Loans for such day plus, for each such day more than three Domestic Business Days after the related date of drawing, 2% per annum. In addition, each Bank will pay to the Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Bank's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Bank of such amount at the Federal Funds Rate. The Issuing Bank will pay to each Bank ratably all amounts received from the Borrower for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto.

         (d) The obligations of the Borrower and each Bank under subsection 2.20(c) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

              (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

              (iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

               (iv) the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Banks (including the Issuing Bank) or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

               (vi) payment under a Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; or

               (vii) any other act or omission to act or delay of any kind by any Bank (including the Issuing Bank), the Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower's or the Bank's obligations hereunder.

         (e) The Borrower hereby indemnifies and holds harmless each Bank (including each Issuing Bank) and the Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Bank or the Agent may incur (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to such Issuing Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Bank)), and none of the Banks (including an Issuing Bank) nor the Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including, without limitation, any of the circumstances enumerated in subsection 2.20(d) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit, provided that the Borrower shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damages, losses, liabilities, costs and expenses suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied on its face with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this subsection (e) is intended to limit the obligations of the Borrower under any other provision of this Agreement. To the extent the Borrower does not indemnify an Issuing Bank as required by this subsection, the Banks agree to do so ratably in accordance with their Commitments.

                                   ARTICLE 3


                                   CONDITIONS

         The obligation of any Bank to make a Loan on the occasion of any Borrowing or of an Issuing Bank to issue a Letter of Credit upon request therefor is subject to the satisfaction of the following conditions:

         SECTION 3.01. First Borrowing or Issuance. In the case of the first Borrowing or issuance of a Letter of Credit, receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

          (a) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.06;

          (b) an opinion of Babetta R. Gray, Senior Vice President and General Counsel of the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (d) evidence satisfactory to the Agent that (i) the Predecessor shall have merged with and into a wholly-owned Subsidiary of the Borrower and (ii) the NDC Acquisitions have been consummated (or are being consummated substantially simultaneously with such Borrowing) as described in the Registration Statement;

          (e) evidence satisfactory to the Agent that the Existing Credit Agreement has been terminated, that any letter of credit issued thereunder shall have expired undrawn or been canceled and that all principal and interest on any loans outstanding thereunder and all other amounts payable thereunder have been paid, or simultaneously with such Borrowing will be paid, in full;

          (f) evidence satisfactory to the Agent that Borrower has consummated an initial public offering of its common stock for net proceeds of not less than $200,000,000; and

          (g) all documents the Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Banks (which comprise the "Required Banks" as defined in the Existing Credit Agreement) hereby agree that the commitments under the Existing Credit Agreement may be terminated by the Predecessor by notice given on the Closing Date effective immediately, and that any loans outstanding under the Existing Credit Agreement may be prepaid without prior notice on the Closing Date (subject to Section 2.15 of the Existing Credit Agreement).

         SECTION 3.02. Each Borrowing and Issuance. In the case of each Borrowing or issuance of a Letter of Credit (including the first such event):

          (a) receipt by the Agent of a Notice of Borrowing as required by
Section 2.03 or 2.04 or of a Notice of Issuance as required by Section 2.20, as the case may be;

          (b) the fact that, immediately after such Borrowing, the sum of the aggregate Dollar Amount of the Loans and the aggregate Letter of Credit Liabilities will not exceed the aggregate amount of the Commitments;

          (c) the fact that, immediately after such Borrowing, the aggregate Dollar Amount of Money Market Loans to be denominated in an Alternative Currency will not exceed $50,000,000;

          (d) the fact that, immediately before and after such Borrowing or issuance, no Default shall have occurred and be continuing; and

          (e) the fact that the representations and warranties of the Borrower contained in this Agreement (except Section 4.04(d)) shall be true and correct on and as of the date of such Borrowing or issuance.

Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the facts specified in clauses 3.02(b), 3.02(c), 3.02(d)and 3.02(e) of this Section.

                                   ARTICLE 4


                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity.

         SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Predecessor and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Predecessor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Predecessor and its Consolidated Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Predecessor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

          (c) The unaudited pro forma consolidated balance sheet of the Borrower as of March 31, 1997 and the related unaudited consolidated statements of income for the year ended December 31, 1996 and the three months ended March 31, 1997, set forth in the Registration Statement, a copy of which has been delivered to each of the Banks, have been prepared on the basis described therein and otherwise in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section and show the consolidated financial position and results of operations of the Borrower as if the transactions contemplated by Section 3.01(d) had occurred, in the case of the consolidated balance sheet, on March 31, 1997 and in the case of the consolidated statements of income, as of January 1, 1996.

          (d) Since March 31, 1997 there has been no material adverse change in the business, financial position or results of operations of the Predecessor, the Borrower and their respective Consolidated Subsidiaries, considered as a whole.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to result in a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

         SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where such failure to fulfill its obligations or be in compliance could not reasonably be expected to result in a Material Adverse Effect. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except where such failures to make contributions or payments, such impositions of Liens, such postings of bonds or such incurrence of liability, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.07. Compliance with Laws. The Borrower and its Subsidiaries are in compliance with all applicable statutes, ordinances, rules and regulations, except where a lack of compliance therewith could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.08. Environmental Matters. On the basis of its knowledge of the Environmental Laws and the applicability of the Environmental Laws to the business, operations and properties of the Borrower and its Subsidiaries, including, without limitation, (i) any requirement under the Environmental Laws that the Borrower and its Subsidiaries obtain operational permits, (ii) the possibility of liability in connection with the off-site disposal of wastes or Hazardous Substances and (iii) any liability to third parties, including employees, arising from the use, generation, treatment, storage or disposal of Hazardous Substances by the Borrower or its Subsidiaries, the Borrower has reasonably concluded that any liabilities and costs that the Borrower and its Subsidiaries are reasonably likely to incur in connection with any applicable Environmental Laws are unlikely to result in a Material Adverse Effect.

         SECTION 4.09. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         SECTION 4.10. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the lack of such requisite powers, licenses, authorizations, consents or approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.11. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         SECTION 4.12. Full Disclosure. All information (other than any estimates and projections) heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. All estimates and projections heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby were, and all such estimates and projections hereafter furnished by the Borrower to the Agent or any Bank will be, prepared by the Borrower in good faith utilizing the best information available to the Borrower at the time of preparation thereof. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee) the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.



                                   ARTICLE 5


                                   COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or any Letter of Credit Liability remains unpaid:

         SECTION 5.01.  Information.  The Borrower will deliver to each of the
Banks:

          (a) within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing;

          (b) within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish (x) whether the Borrower was in compliance with the requirements of Sections 5.10 and 5.14 on the date of such financial statements and (y) for so long as Pricing Schedule A is the Pricing Schedule, the Applicable Cash Flow Ratio (as such term is defined in Pricing Schedule A) derived from such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements as to whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) within five Domestic Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Material Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

          (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity (after giving effect to any applicable grace period), all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         SECTION 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property and equipment useful and necessary in its business in good working order and condition to the extent required by sound business practices, ordinary wear and tear excepted.

          (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all its respective properties and equipment in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

         SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect its respective existence and its respective rights, privileges and franchises material to the normal conduct of business, provided that nothing in this
Section 5.04 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the entity surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (ii) any transaction not prohibited by Section 5.07 or (iii) the termination of the existence of any Subsidiary if the Borrower in good faith determines that such termination is not materially disadvantageous to the Banks.

         SECTION 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where either the necessity of compliance therewith is contested in good faith by appropriate proceedings or any failure to so comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         SECTION 5.07. Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person, (ii) sell, lease or otherwise transfer, directly or indirectly (including any such transfer by way of merger or consolidation), all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person or Persons, provided that the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

         SECTION 5.08. Use of Proceeds. The proceeds of the Loans made under this Agreement and any Letters of Credit issued under this Agreement will be used by the Borrower (i) to pay the purchase price for, and fees and expenses relating to, the NDC Acquisitions; (ii) to refinance certain existing indebtedness of the Predecessor; and (iii) for general corporate purposes, including acquisitions. None of such proceeds will be used, directly or indirectly, for any purpose, whether immediate, incidental or ultimate, that entails a violation of the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the Closing Date securing (i) Debt in connection with the Existing Capital Leases and (ii) other Debt outstanding on the Closing Date in an aggregate principal or face amount not exceeding $10,000,000;

          (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (h) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $10,000,000; and

          (i) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount not exceeding, on the date of incurrence of any portion of such Debt, an aggregate of 10% of Consolidated Tangible Net Worth at such date.

         SECTION 5.10. Interest Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Interest Coverage Ratio at such last day will not be less than 2.5 to 1.

         SECTION 5.11. Restricted Payments. Neither the Borrower nor any Subsidiary will make any Restricted Payment, provided that the foregoing shall not prohibit or restrict Restricted Payments from time to time with respect to any year in an aggregate amount not to exceed an amount equal to 50% of Consolidated Net Income for such year.

         SECTION 5.12. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary than could have been obtained from a third party who was not an Affiliate, provided that the foregoing provisions of this Section shall not prohibit (i) the Borrower and each Subsidiary from performing their respective obligations under the Transaction Documents or (ii) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

         SECTION 5.13. Debt of Subsidiaries. Total Debt of all Subsidiaries (excluding Debt of a Subsidiary to the Borrower or to a wholly owned Subsidiary) will not, on the date of incurrence of any portion of such Debt, exceed the greater of (x) $50,000,000 or (y) 10% of Consolidated Tangible Net Worth at such date.

         SECTION 5.14. Cash Flow Ratio. As of the last day of each fiscal quarter of the Borrower, the Cash Flow Ratio at such last day will not be greater than 2.0 to 1.


                                  ARTICLE 6

                                   DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

          (a) the Borrower shall (i) fail to pay when due any principal of any Loan or to reimburse when due any drawing under any Letter of Credit or (ii) fail to pay any interest on any Loan or any fees or any other amount payable hereunder within five Domestic Business Days of the date when due;

          (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.06;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause 6.01(a) or 6.01(b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a

Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in excess of $10,000,000 in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would reasonably be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000;

          (j) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

          (k)   the Borrower shall be dissolved or terminated; or

          (l)   a Change in Ownership or Control shall have occurred;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, provided that in the case of any of the Events of Default specified in clause 6.01(g) or 6.01(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

         SECTION 6.03. Cash Cover. The Borrower agrees, in addition to the provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon the instruction of the Banks having more than 50% in aggregate amount of the Commitments (or, if the Commitments shall have been terminated, holding more than 50% of the Letter of Credit Liabilities), pay to the Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Agent) equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, provided that, upon the occurrence of any Event of Default specified in
Section 6.01(g) or 6.01(h) with respect to the Borrower, the Borrower shall pay such amount forthwith without any notice or demand or any other act by the Agent or the Banks.



                                   ARTICLE 7

                                   THE AGENT

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent.

         SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or, when expressly required hereby, all the Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any reasonable and customary out-of-pocket costs or expenses (including counsel fees and disbursements), or any other claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         SECTION 7.09. Agent's Fee; Arranger Fee. The Borrower shall pay to the Agent for its own account and to J.P. Morgan Securities Inc. ("JPMSI"), in its capacity as arranger, for its own account, fees in the amounts and at the times previously agreed upon between the Borrower and the Agent and JPMSI, respectively.



                                   ARTICLE 8


                            CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Agent is advised by the Reference Banks that deposits in the relevant currency (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then-current Interest Period applicable thereto. At any time when the circumstances giving rise to the above-described suspension are in effect, unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, then (x) if such Borrowing is to be denominated in Dollars, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day and (y) if such Borrowing is to be denominated in an Alternative Currency, such Borrowing shall not be made.

         SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after
(x) the date hereof, in the case of any Committed Loan or Letter of Credit (or participation therein) or any obligation to make Committed Loans or to issue or participate in Letters of Credit or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under
Section 2.17), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment
Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its participation in any Letter of Credit or its obligation to make Fixed Rate Loans or to issue or participate in Letters of Credit and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan or Letter of Credit (or participation therein), or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less, which shall be deemed a change in the interpretation and administration of such requirements), has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section shall set forth the additional amount or amounts to be paid to it hereunder, shall set forth the method of determining such additional amount or amounts in reasonable detail and shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

         "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and
(ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

         "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit.

          (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes, provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States, provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

         SECTION 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

         SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans or to convert or continue outstanding Loans into Euro-Dollar Loans shall be suspended pursuant to Section 8.02 or (ii) any Bank shall demand compensation pursuant to Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Agent and the Issuing Banks, to seek a mutually satisfactory bank or banks (which may be one or more of the Banks) to purchase the outstanding Loans of such Bank and to assume the Commitment and Letter of Credit Liabilities of such Bank.





                                   ARTICLE 9

                                 MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:
(a) in the case of the Borrower or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank (including any Issuing Bank), at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section, provided that notices to the Agent or any Issuing Bank under Article 2 or Article 8 and notices to the Borrower under Section 9.06(c) shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay
(i) all reasonable and customary out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and customary out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting from such Event of Default.

          (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder, provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount then due and payable with respect to the Loans and Letter of Credit Liabilities held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount then due and payable with respect to the Loans and Letter of Credit Liabilities held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans and Letter of Credit Liabilities held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Loans and Letter of Credit Liabilities held by the Banks shall be shared by the Banks pro rata, provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder.

The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan or Letter of Credit Liability, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.05. Amendments and Waivers . Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent or an Issuing Bank are affected thereby, by it), provided that no such amendment or waiver shall (i) increase or decrease the Commitment of any Bank (except (x) as contemplated by Section 2.02 or (y) for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation without the written consent of each Bank, (ii) reduce the principal of or rate of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder without the written consent of each Bank affected thereby, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or interest thereon or any fees hereunder or for any scheduled reduction or termination of any Commitment without the written consent of each Bank or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement without the written consent of each Bank.

         SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans and Letter of Credit participations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower, the Issuing Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of Section 9.05 that affects the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.17 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement, the Notes and Letters of Credit, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower (which shall not be unreasonably withheld so long as (i) the Assignee is a commercial bank and (ii) the transferor Bank has given the Agent and the Borrower not less than three Domestic Business Days' prior written notice of such proposed assignment and the identity of the proposed Assignee), the Agent and the Issuing Banks, provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent of the Borrower, the Agent or any Issuing Bank shall be required, provided further that in the event of an assignment by a Bank of a proportionate part of its rights and obligations under this Agreement, the Notes and the Letters of Credit, the part retained by such transferor Bank shall be equivalent to an initial Commitment of not less than $10,000,000, and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower and each of the Banks hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower and each of the Banks irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 9.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This

Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.11. Confidentiality. The Agent and each Bank agree to keep any information delivered or made available by the Borrower pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates, provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to any other Bank or to the Agent, (ii) to such Bank's or Agent's legal counsel and independent auditors, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank or its subsidiaries or Parent may be a party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder, (viii) subject to provisions substantially similar to those contained in this Section, to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby and (ix) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.





                                        GALILEO INTERNATIONAL, INC.


                                        By: /s/Paul H. Bristow
                                            -----------------------------
                                            Title: Senior Vice President & CFO
                                               Address: 9700 West Higgins Road,
                                                        Suite 400
                                                        Rosemont, IL 60018
                                               Attn: Chief Financial Officer
                                               Facsimile: (847) 518-4201


COMMITMENT
----------
                                        AGENT

$20,000,000                             MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                        By:  /s/ James E. Condon
                                             ---------------------------------
                                             Title: Vice President


                                        CO-ARRANGERS

                                        BANK OF AMERICA NATIONAL
$20,000,000                              TRUST AND SAVINGS ASSOCIATION

                                        By: /s/ Carolyn D. Simmons
                                            --------------------------------
                                            Title: Vice President

$20,000,000                             BANK OF MONTREAL


                                        By: /s/ Cecily M. Mistarz
                                            ----------------------------------
                                            Title: Managing Director


                                        CO-AGENTS

$16,666,667                             ABN AMRO BANK N.V.


                                        By: /s/ Willem van Beek
                                            ----------------------------------
                                            Title: Vice President


                                        By: /s/ John L. Church
                                            ---------------------------------
                                            Title: Vice President


$16,666,667                             THE BANK OF TOKYO-MITSUBISHI,
                                         LTD.


                                        By: /s/ Hajime Watanabe
                                            ----------------------------------
                                            Title: Deputy General Manager


$16,666,667                             MIDLAND BANK PLC


                                        By: /s/ Christopher M. Samms
                                            ---------------------------------
                                            Title: Corporate Banking Manager


$16,666,667                             THE SUMITOMO BANK, LIMITED
                                         CHICAGO BRANCH


                                        By: /s/ Hiroyuki Iwami
                                            -------------------------------
                                            Title: Joint General Manager

                                        PARTICIPANTS

$10,000,000                             CREDIT LYONNAIS
                                         NEW YORK BRANCH


                                        By:  /s/ Bertrand Cousin
                                             -----------------------------
                                             Title: Vice President


$10,000,000                             ROYAL BANK OF CANADA


                                        By:  /s/ D. G. Calancie
                                             -------------------------------
                                             Title: Industry Manager

$10,000,000                             SOCIETE GENERALE
                                         CHICAGO BRANCH


                                        By: /s/ Jose A. Moreno
                                            -----------------------------
                                            Title: Vice President & Team Leader


$10,000,000                             SWISS BANK CORPORATION,
                                         NEW YORK BRANCH


                                        By: /s/ Thomas Eggenschwiler
                                            --------------------------------
                                            Title: Executive Director Credit
                                                   Risk Management


                                        By: /s/ Dorothy L. McKinley
                                            ---------------------------------
                                            Title: Associate Director Banking
                                                   Finance Support, N. A.

$10,000,000                             THE NORTHERN TRUST COMPANY


                                        By: /s/ James F. T. Monhart
                                            -------------------------------
                                            Title: Vice President


$10,000,000                             THE SANWA BANK, LIMITED,
                                         CHICAGO BRANCH


                                        By: /s/ Gordon R. Holtby
                                            -------------------------------
                                            Title: Vice President & Manager


$8,333,332                              WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE


                                        By: /s/ Salvatore Battinelli
                                            --------------------------------
                                            Title: Vice President


                                        By: /s/ Lisa Walker
                                            --------------------------------
                                            Title: Associate


$5,000,000                              THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD. CHICAGO CORPORATE
                                         BANKING OFFICE


                                        By: /s/ Armund J. Schoen, Jr
                                            -------------------------------
                                            Title: Senior Vice President

====================
TOTAL COMMITMENTS
====================
$200,000,000

                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK,
                                         as Agent



                                        By: /s/ James E. Condon
                                            -----------------------------------
                                            Title: Vice President
                                              Address:  60 Wall Street
                                                       NY, NY 10260
                                              Telex: 177 615 MGT UT
                                              Facsimile: 212-648-5018

                               PRICING SCHEDULE A

         Each of the terms "EURO-DOLLAR MARGIN", "CD MARGIN", "FACILITY FEE RATE" and "LETTER OF CREDIT FEE RATE" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:


                      Level I     Level II    Level III    Level IV     Level V
-------------------------------------------------------------------------------
CD Margin             0.320%      0.355%      0.395%       0.450%       0.725%
-------------------------------------------------------------------------------
Euro-Dollar           0.195%      0.230%      0.270%       0.325%       0.600%
Margin
-------------------------------------------------------------------------------
Facility Fee          0.055%      0.070%      0.080%       0.100%       0.150%
Rate
-------------------------------------------------------------------------------
Letter of Credit      0.195%      0.230%      0.270%       0.325%       0.60%
Fee Rate
-------------------------------------------------------------------------------


         For purposes of this Schedule, the following terms have the following meanings:

         "APPLICABLE CASH FLOW RATIO" means, on any day, the Cash Flow Ratio on the last day of the most recently ended fiscal quarter of the Borrower for which the Borrower has delivered financial statements pursuant to Section 5.01(a) or 5.01(b), as the case may be, provided that at any time a Default exists under Section 5.01(a), 5.01(b) or 5.01(c), the Applicable Cash Flow Ratio shall be deemed to be greater than or equal to 2.0 to 1.

         "LEVEL I PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is less than .25 to 1.

         "LEVEL II PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .25 to 1 but less than
 .50 to 1.

         "LEVEL III PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .50 to 1 but less than
1.0 to 1.

         "LEVEL IV PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to 1.0 to 1 but less than
2.0 to 1.

         "LEVEL V PRICING" applies at any date if, at such date, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

                               PRICING SCHEDULE B


         Each of the terms "EURO-DOLLAR MARGIN", "CD MARGIN", "FACILITY FEE RATE" and "LETTER OF CREDIT FEE RATE" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:

                     Level I      Level II    Level III    Level IV     Level V
-------------------------------------------------------------------------------
CD Margin            0.320%       0.355%      0.395%       0.450%       0.725%
-------------------------------------------------------------------------------
Euro-Dollar          0.195%       0.230%      0.270%       0.325%       0.600%
Margin
-------------------------------------------------------------------------------
Facility Fee         0.055%       0.070%      0.080%       0.100%       0.150%
Rate
-------------------------------------------------------------------------------
Letter of            0.195%       0.230%      0.270%       0.325%       0.600%
Credit Fee
Rate
-------------------------------------------------------------------------------


         For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

         "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's.

         "LEVEL II PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) Level I Pricing does not apply.

         "LEVEL III PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

         "LEVEL IV PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

         "LEVEL V PRICING" applies at any date if, at such date, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. In the case of split ratings from S&P and Moody's, so long as the Borrower's long-term debt is rated at least BBB by S&P and at least Baa2 by Moody's, the rating to be used to determine the applicable Pricing Level is the higher of the two (e.g., BBB+/A3 results in Level I Pricing).

                                                                   SCHEDULE I

                            EXISTING CAPITAL LEASES

                   The Galileo Company Ltd. Letter of Credit
                         Collateralized Capital Leases


                                                               Balance Sheet
                                                             Obligation/Amount
                        Available       Maximum                 Outstanding
 Description            Currency        Available            at June 30, 1997
-------------------------------------------------------------------------------
MCC (No.15) Ltd         GBP             26,000,000.00         18,744,196.00
Lease Schd Nos.
52/5050/ 4933-3                         25,518,137.80
52/5050/ 4437-4                         Drawn
=====================   =============   ==================   =================


                                                                    SCHEDULE II


                            EXISTING OWNERSHIP GROUP


Covia Corporation
Distribution Systems, Inc.
Roscor, A.G.
Travel Industry Systems B.V.
USAM Corp.

                                                                   SCHEDULE III


                             TRANSACTION DOCUMENTS


Transaction Agreement
NDC Acquisition Agreements
Sales Representation Agreements
Registration Rights Agreement
Stockholders' Agreement
Services Agreements
Computer Services Agreements

Combination Agreement
ATS Partnership Agreement
Data Access Agreement
Trademark License Agreements
Programmer Support Agreements
Software License Agreements
Functionality Access Agreement
Omnibus Network Agreement
Distributor Sales and Services Agreement
Non-Competition Agreements

All other agreements or instruments entered into or to be entered into pursuant to any of the foregoing at or prior to the time of the initial public offering of the Borrower's common stock

                                                               EXHIBIT A - NOTE



                                      NOTE

                                                   New York, New York
                                                   ___________ __, 199_



         For value received, Galileo International, Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of ______________________ (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in the manner and at the place provided for in the Credit Agreement.

         All Loans made by the Bank, the respective types and currencies thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the 364-Day Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        GALILEO INTERNATIONAL, INC.



                                        By: -----------------------------------

                                            Name:
                                            Title:

                        LOANS AND PAYMENTS OF PRINCIPAL



                     Amount    Currency     Type      Amount of
                       of         of         of       Principal     Notation
         Date         Loan      Loan        Loan       Repaid        Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                         EXHIBIT B - MONEY MARKET QUOTE REQUEST



                       FORM OF MONEY MARKET QUOTE REQUEST

                                                                       [Date]


To:      Morgan Guaranty Trust Company of New York (the "AGENT")

From:    Galileo International, Inc.

Re: 364-Day Credit Agreement (as the same may be amended from time to time, the "CREDIT AGREEMENT") dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and the Agent

         We hereby give notice pursuant to Section 2.04 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing: ____________________


Principal Amount*             [Alternative Currency]        Interest Period**
---------------------         ---------------------         ------------------
$

         Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]


--------
         * Amount must be $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent).

        ** Not less than one month (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                        Galileo International, Inc.


                                        By:  --------------------------------
                                             Name:
                                             Title:

                                 EXHIBIT C - INVITATION FOR MONEY MARKET QUOTES



                   FORM OF INVITATION FOR MONEY MARKET QUOTES


To:      [Name of Bank]

Re: Invitation for Money Market Quotes to Galileo International, Inc. (the "BORROWER")

         Pursuant to Section 2.04 of the 364-Day Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and the undersigned, as Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing: __________________


Principal Amount              [Alternative Currency]        Interest Period
----------------              ----------------------        ---------------
$


         Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].

                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK,
                                         as Agent


                                         By: ------------------------------
                                             Authorized Officer

                                                 EXHIBIT D - MONEY MARKET QUOTE



                           FORM OF MONEY MARKET QUOTE

To:      Morgan Guaranty Trust Company of New York, as Agent

Re:      Money Market Quote to Galileo International, Inc. (the "BORROWER")

         In response to your invitation on behalf of the Borrower dated _____________, ____, we hereby make the following Money Market Quote on the following terms:

1.       Quoting Bank: ________________________________
2.       Person to contact at Quoting Bank:

         -----------------------------
3.       Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal            Interest            Money Market          [Absolute
Amount**             Period***           [Margin****]          Rate*****]

$
$


         [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

----------

*        As specified in the related Invitation.
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify currency if an Alternative Currency. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent).
*** Not less than one month or not less than 30 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
*****    Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the 364-Day Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                        Very truly yours,

                                        [NAME OF BANK]



Dated: -------------------------        By: ---------------------------------
                                            Authorized Officer:

                               EXHIBIT E - OPINION OF COUNSEL FOR THE BORROWER



                                   OPINION OF
                            COUNSEL FOR THE BORROWER


                                  July , 1997


To the Banks, the Issuing Banks and the Agent
   Referred to Below
c/o Morgan Guaranty Trust Company
   of New York, as Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

         I am the Senior Vice President and General Counsel of Galileo International, Inc. (the "BORROWER") and have acted as counsel for the Borrower in connection with the 364-Day Credit Agreement (the "CREDIT AGREEMENT") dated as of July 23, 1997 among the Borrower, the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Borrower pursuant to Section 3.01(b) of the Credit Agreement.

         In connection with this opinion, I have investigated such questions of law, received such information from officers and representatives of the Borrower and its Subsidiaries and examined such certificates of public officials, and corporate documents and records of the Borrower and its Subsidiaries and other documents as I have deemed necessary or appropriate for purposes of this opinion.

         In rendering my opinion I have assumed (a) the due authorization, execution and delivery of the Credit Agreement by each of the parties thereto (other than the Borrower), (b) the authenticity of all documents submitted to me as originals and (c) the conformity to original documents of all documents submitted to me as copies.

         Upon the basis of the foregoing, I am of the opinion that:

           1. The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

           2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are (a) within the corporate powers of the Borrower, (b) have been duly authorized by all necessary corporate action, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any indenture or other agreement or instrument evidencing Debt of the Borrower or of any other material agreement, judgment, injunction, order, decree or other instrument known to me and binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

           3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except, (i) as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity, (ii) insofar as provisions contained in the Credit Agreement provide for indemnification, the enforcement thereof may be limited by public policy considerations, (iii) I express no opinion as to Section 9.04 of the Credit Agreement insofar as it provides that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation and (iv) I express no opinion as to the effect of the law of any jurisdiction (other than the States of New York and Colorado) wherein any Bank may be located or wherein enforcement of the Credit Agreement or the Notes issued thereunder may be sought which limits the rates of interest legally chargeable or collectible. For purposes of my opinion in this paragraph 3, I have assumed that the laws of the State of New York are similar to the laws of the State of Colorado.

           4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could reasonably be expected to materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Credit Agreement or the Notes.

         I am admitted to practice in the State of Colorado and express no opinion as to matters governed by the laws of any jurisdiction other than the laws of the State of Colorado, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

         This opinion may be relied upon by each of you and any permitted successor or assignee of each of you and any representative of each of you and may not be relied upon by or disclosed to any other person (except to the extent information is permitted to be disclosed pursuant to Section 9.11 of the Credit Agreement) without my prior written consent.

                                                     Very truly yours,

                                                     Babetta R. Gray

                           EXHIBIT F - OPINION OF SPECIAL COUNSEL FOR THE AGENT


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENT


                             ________________, 1997


To the Banks, the Issuing Banks and the Agent
   Referred to Below
c/o Morgan Guaranty Trust Company
   of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

         We have participated in the preparation of the 364-Day Credit Agreement (the "CREDIT AGREEMENT") dated as of July 23, 1997 among Galileo International, Inc., a Delaware corporation (the "BORROWER"), the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent, and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the

United States of America. In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have assumed that under the applicable law of the State of Delaware, the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                     Very truly yours,

                               EXHIBIT G - ASSIGNMENT AND ASSUMPTION AGREEMENT



                      ASSIGNMENT AND ASSUMPTION AGREEMENT



         AGREEMENT dated as of _________, ____ among NAME OF ASSIGNOR (the "ASSIGNOR"), NAME OF ASSIGNEE (the "ASSIGNEE"), GALILEO INTERNATIONAL, INC. (the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

         WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the 364-Day Credit Agreement dated as of July 23, 1997 among the Borrower, the Assignor and the other Banks parties thereto, as Banks, the Letter of Credit Issuing Banks parties thereto and the Agent (as amended from time to time, the "CREDIT AGREEMENT");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower and participate in Letters of Credit in an aggregate principal amount at any time outstanding not to exceed $----------;

         [WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof;]

         [WHEREAS, Letters of Credit with a total amount available for drawing thereunder of $__________ are outstanding at the date hereof;] and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding Committed Loans and Letter of Credit Liabilities, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans and Letter of Credit Liabilities made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower, the Agent] and the Issuing Banks and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.*** It is understood that facility fees and/or letter of credit fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Borrower, the Agent and the Issuing Banks. This Agreement is conditioned upon the consent of the Borrower, the Agent and the Issuing Banks pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the Agent and the Issuing Banks is evidence of this consent. Pursuant to Section 9.06(c), the Borrower agrees to

--------
         *** Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

         SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note or Letter of Credit. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        NAME OF ASSIGNOR



                                        By: ----------------------------------

                                            Name:
                                            Title:


                                        NAME OF ASSIGNEE



                                        By:-----------------------------------

                                           Name:
                                           Title:

                                        [CONSENTED TO:

                                        GALILEO INTERNATIONAL, INC.



                                        By: ---------------------------------

                                             Name:
                                             Title:


                                        CONSENTED TO:

                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK,
                                         as Agent



                                        By:  --------------------------------

                                             Name:
                                             Title:


                                        CONSENTED TO:

                                        NAME OF ISSUING BANK,
                                         as Issuing Bank



                                         By: ---------------------------------

                                             Name:
                                             Title:

                                                               Exhibit 10.10(b)
                                                                CONFORMED COPY


                                  $400,000,000


                                    FIVE-YEAR
                                CREDIT AGREEMENT


                                   dated as of


                                  July 23, 1997


                                      among


                          Galileo International, Inc.,


                            The Banks Parties Hereto,


                 The Letter of Credit Issuing Banks Named Herein

                                       and

                   Morgan Guaranty Trust Company of New York,
                                    as Agent

                            ------------------------

                          J.P. Morgan Securities Inc.,
                                    Arranger


             Bank of America National Trust and Savings Association
                                       and
                                Bank of Montreal,
                                  Co-Arrangers

                                        TABLE OF CONTENTS

                                     ----------------------

                                                                                             PAGE
                                                                                             ----

                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  Definitions......................................................................1
SECTION 1.02.  Accounting Terms and Determinations.............................................17
SECTION 1.03.  Types of Borrowings.............................................................17

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  Commitments to Lend.............................................................18
SECTION 2.02.  Increased Commitments; Additional Banks.........................................18
SECTION 2.03.  Notice of Committed Borrowing...................................................19
SECTION 2.04.  Money Market Borrowings.........................................................20
SECTION 2.05.  Notice to Banks; Funding of Loans...............................................24
SECTION 2.06.  Notes...........................................................................25
SECTION 2.07.  Maturity of Loans...............................................................25
SECTION 2.08.  Interest Rates..................................................................26
SECTION 2.09.  Fees............................................................................29
SECTION 2.10.  Optional Termination or Reduction of Commitments................................30
SECTION 2.11.  Method of Electing Interest Rates...............................................30
SECTION 2.12.  Mandatory Termination of Commitments............................................32
SECTION 2.13.  Optional Prepayments............................................................32
SECTION 2.14.  General Provisions as to Payments...............................................32
SECTION 2.15.  Funding Losses..................................................................33
SECTION 2.16.  Computation of Interest and Fees................................................34
SECTION 2.17.  Regulation D Compensation.......................................................34
SECTION 2.18.  Currency Translations...........................................................34
SECTION 2.19.  Judgment Currency...............................................................34
SECTION 2.20.  Letters of Credit...............................................................35

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  First Borrowing or Issuance.....................................................39
SECTION 3.02.  Each Borrowing and Issuance.....................................................40


                                                                                             PAGE
                                                                                             ----

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power...................................................41
SECTION 4.02.  Corporate and Governmental Authorization; No Contravention......................41
SECTION 4.03.  Binding Effect..................................................................41
SECTION 4.04.  Financial Information...........................................................41
SECTION 4.05.  Litigation......................................................................42
SECTION 4.06.  Compliance with ERISA...........................................................42
SECTION 4.07.  Compliance with Laws............................................................43
SECTION 4.08.  Environmental Matters...........................................................43
SECTION 4.09.  Taxes...........................................................................43
SECTION 4.10.  Subsidiaries....................................................................43
SECTION 4.11.  Regulatory Restrictions on Borrowing............................................44
SECTION 4.12.  Full Disclosure.................................................................44

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  Information.....................................................................44
SECTION 5.02.  Payment of Obligations..........................................................46
SECTION 5.03.  Maintenance of Property; Insurance..............................................47
SECTION 5.04.  Conduct of Business and Maintenance of Existence................................47
SECTION 5.05.  Compliance with Laws............................................................47
SECTION 5.06.  Inspection of Property, Books and Records.......................................48
SECTION 5.07.  Mergers and Sales of Assets.....................................................48
SECTION 5.08.  Use of Proceeds.................................................................48
SECTION 5.09.  Negative Pledge.................................................................48
SECTION 5.10.  Interest Coverage Ratio.........................................................49
SECTION 5.11.  Restricted Payments.............................................................49
SECTION 5.12.  Transactions with Affiliates....................................................50
SECTION 5.13.  Debt of Subsidiaries............................................................50
SECTION 5.14.  Cash Flow Ratio.................................................................50

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  Events of Default...............................................................50
SECTION 6.02.  Notice of Default...............................................................52


                                                                                             PAGE
                                                                                             ----

SECTION 6.03.  Cash Cover......................................................................52

                                            ARTICLE 7
                                            THE AGENT

SECTION 7.01.  Appointment and Authorization...................................................53
SECTION 7.02.  Agent and Affiliates............................................................53
SECTION 7.03.  Action by Agent.................................................................53
SECTION 7.04.  Consultation with Experts.......................................................53
SECTION 7.05.  Liability of Agent..............................................................54
SECTION 7.06.  Indemnification.................................................................54
SECTION 7.07.  Credit Decision.................................................................54
SECTION 7.08.  Successor Agent.................................................................55
SECTION 7.09.  Agent's Fee; Arranger Fee.......................................................55

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................55
SECTION 8.02.  Illegality......................................................................56
SECTION 8.03.  Increased Cost and Reduced Return...............................................57
SECTION 8.04.  Taxes...........................................................................58
SECTION 8.05.  Base Rate Loans Substituted for Affected Fixed Rate Loans.......................60
SECTION 8.06.  Substitution of Bank............................................................61

                                            ARTICLE 9
                                          MISCELLANEOUS

SECTION 9.01.  Notices.........................................................................61
SECTION 9.02.  No Waivers......................................................................61
SECTION 9.03.  Expenses; Indemnification.......................................................62
SECTION 9.04.  Sharing of Set-offs.............................................................62
SECTION 9.05.  Amendments and Waivers .........................................................63
SECTION 9.06.  Successors and Assigns..........................................................63
SECTION 9.07.  Collateral......................................................................65
SECTION 9.08.  Governing Law; Submission to Jurisdiction.......................................65
SECTION 9.09.  Counterparts; Integration; Effectiveness........................................65
SECTION 9.10.  WAIVER OF JURY TRIAL............................................................66
SECTION 9.11.  Confidentiality.................................................................66


                                                                           PAGE
                                                                           ----

         PRICING SCHEDULE A
         PRICING SCHEDULE B

         SCHEDULE I -   Existing Capital Leases
         SCHEDULE II-   Existing Ownership Group
         SCHEDULE III - Transaction Documents

         EXHIBIT A - Note
         EXHIBIT B - Money Market Quote Request
         EXHIBIT C - Invitation for Money Market Quotes EXHIBIT D - Money Market Quote
         EXHIBIT E - Opinion of Counsel for the Borrower EXHIBIT F - Opinion of Special Counsel for the Agent EXHIBIT G - Assignment and Assumption Agreement

                                    FIVE-YEAR

                                CREDIT AGREEMENT



         FIVE-YEAR CREDIT AGREEMENT dated as of July 23, 1997 among GALILEO INTERNATIONAL, INC., the BANKS from time to time parties hereto, the LETTER OF CREDIT ISSUING BANKS from time to time parties hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "ABSOLUTE RATE AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.04.

         "ADDITIONAL BANK" has the meaning set forth in Section 2.02(b).

         "ADJUSTED CD RATE" has the meaning set forth in Section 2.08(b).

         "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

         "AFFILIATE" means, at any time, (i) any Person that at such time beneficially owns, directly or indirectly, 25% or more of the Ordinary Voting Stock, (ii) any Person that, at such time, directly, or indirectly through one or more intermediaries, controls the Borrower or (iii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Person described in clause (i) or (ii).

         "AGENT" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

         "ALTERNATIVE CURRENCY" means any freely available currency other than Dollars which is freely transferable and convertible into Dollars.

         "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

         "ASSESSMENT RATE" has the meaning set forth in Section 2.08(b).

         "ASSIGNEE" has the meaning set forth in Section 9.06(c).

         "BANK" means each bank listed on the signature pages hereof, each Additional Bank which becomes a Bank pursuant to Section 2.02, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "BASE RATE LOAN" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "BORROWER" means Galileo International, Inc., a Delaware corporation, and its successors.

         "BORROWING" has the meaning set forth in Section 1.03.

         "CASH FLOW RATIO" means at any date the ratio of (i) Consolidated Debt at such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date.

         "CD BASE RATE" has the meaning set forth in Section 2.08(b).

         "CD LOAN" means (i) a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of

Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

         "CD MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

         "CD RATE" means a rate of interest determined pursuant to Section 2.08(b) on the basis of an Adjusted CD Rate.

         "CD REFERENCE BANKS" means Bank of Montreal, Bank of America National Trust and Savings Association and Morgan Guaranty Trust Company of New York.

         "CHANGE IN OWNERSHIP OR CONTROL" shall be deemed to have occurred if, without the prior written consent of the Required Banks, at any time on or after the Effective Date: (i) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of the percentage of the Ordinary Voting Stock beneficially owned, directly or indirectly, at such time by all members of the Existing Ownership Group taken as a whole; (ii) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended) other than one or more members of the Existing Ownership Group shall beneficially own, directly or indirectly, a percentage of the Ordinary Voting Stock that is at such time in excess of 25% of the Ordinary Voting Stock outstanding at such time; or (iii) the Continuing Directors shall fail to constitute a majority of the Board of Directors of the Borrower at such time.

         "CLOSING DATE" means the date on or after the Effective Date on which the initial Borrowing or issuance of a Letter of Credit under this Agreement occurs.

         "COMMITMENT" means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite its name on the signature pages hereof and (ii) with respect to each Additional Bank or Assignee which becomes a Bank pursuant to Section 2.02 or 9.06(c), the amount of the Commitment thereby assumed by it, in each case as such amount may be reduced from time to time pursuant to Sections 2.10 and 9.06(c) or increased from time to time pursuant to Sections 2.02 and 9.06(c).

         "COMMITTED LOAN" means a loan made by a Bank pursuant to Section 2.01, provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "COMMITTED LOAN" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "CONSOLIDATED DEBT" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "CONSOLIDATED EBIT" means, for any fiscal period, Consolidated Net Income (exclusive of the effect of any extraordinary gain (or loss)) for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense and (ii) income tax expense.

         "CONSOLIDATED EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation, amortization and other similar non-cash charges.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

         "CONSOLIDATED NET INCOME" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period. Notwithstanding the foregoing, for purposes of calculating Consolidated Net Income for any fiscal period ending on or prior to June 30, 1998, there shall be added to the amount determined in accordance with the immediately preceding sentence the amount of net income attributable during such fiscal period to the assets acquired in the NDC Acquisitions (such amount of net income to be determined in good faith by the Borrower in a manner consistent with the preparation of the pro forma financial statements included in the Registration Statement).

         "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

         "CONSOLIDATED TANGIBLE NET WORTH" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, the term "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

         "CONTINUING DIRECTOR" means, at any date, an individual (i) who is a member of the Board of Directors of the Borrower on the Effective Date, (ii) who has been nominated to be a member of such Board of Directors, directly or indirectly, by one or more members of the Existing Ownership Group or (iii) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

         "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of the terms "MATERIAL DEBT" and "MATERIAL FINANCIAL OBLIGATIONS", all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

         "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "DOLLARS" and the symbol "$" mean lawful money of the United States of America.

         "DOLLAR AMOUNT" means (i) with respect to any Loan denominated in Dollars, the outstanding principal amount thereof and (ii) with respect to any Loan denominated in an Alternative Currency, the Dollar Equivalent of the outstanding principal amount thereof most recently determined by the Agent pursuant to Section 2.18.

         "DOLLAR EQUIVALENT" means, with respect to any amount of an Alternative Currency at any date of determination thereof, the equivalent of such amount in Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such Alternative Currency at 10:30 A.M. (New York City time) on such date of determination (or at such other time as the Agent may determine to be appropriate for such Alternative Currency).

         "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent, provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "DOMESTIC LOANS" means CD Loans or Base Rate Loans or both.

         "DOMESTIC RESERVE PERCENTAGE" has the meaning set forth in Section 2.08(b).

         "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 9.09.

         "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA GROUP" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 (b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, are treated as a single employer under Section 414 of the Code.

         "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London and, if funds are to be transferred in an Alternative Currency on such date, in the jurisdiction of the Payment Office.

         "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

         "EURO-DOLLAR LOAN" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or

Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

         "EURO-DOLLAR RATE" means a rate of interest determined pursuant to
Section 2.08(c) on the basis of a London Interbank Offered Rate.

         "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of Bank of Montreal, Bank of America National Trust and Savings Association and Morgan Guaranty Trust Company of New York.

         "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro- Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

         "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

         "EXISTING CAPITAL LEASES" means the capital leases described on
Schedule I hereto.

         "EXISTING CREDIT AGREEMENT" means the Credit Agreement dated as of July 3, 1996, among the Predecessor, the lenders named therein and Morgan Guaranty Trust Company of New York, as agent.

         "EXISTING OWNERSHIP GROUP" means (i) the Persons listed on Schedule II hereto, (ii) any Person that directly, or indirectly through one or more intermediaries, controls any Person listed on Schedule II hereto and (iii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Person listed on Schedule II hereto.

         "FACILITY FEE RATE" means a rate per annum determined in accordance with the Pricing Schedule.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

         "FIXED RATE LOANS" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

         "GROUP OF LOANS" means at any time a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same Interest Period at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

         "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "INCREASED COMMITMENTS" has the meaning set forth in Section 2.02(a).

         "INDEMNITEE" has the meaning set forth in Section 9.03(b).

         "INTEREST COVERAGE RATIO" means at any date the ratio of (i) Consolidated EBIT for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date to (ii) Consolidated Interest Expense for such period.

         "INTEREST PERIOD" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice, provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice, provided that:

                  (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

         (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.04, provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          (4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in accordance with Section 2.04, provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (b) below, be extended to the next succeeding Euro-Dollar Business Day; and

                  (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "ISSUING BANK" means Morgan Guaranty Trust Company of New York or any other Bank that may agree to issue letters of credit hereunder, in each case as issuer of letters of credit hereunder.

         "LETTER OF CREDIT" means a standby letter of credit to be issued hereunder by an Issuing Bank.

         "LETTER OF CREDIT FEE RATE" means a rate per annum determined in accordance with the Pricing Schedule.

         "LETTER OF CREDIT LIABILITIES" means, for any Bank and at any time, the sum of (i) the amounts then owing to such Bank (including in its capacity as an Issuing Bank) by the Borrower to reimburse it in respect of amounts drawn under Letters of Credit and (ii) such Bank's ratable participation in the aggregate amount then available for drawing under all Letters of Credit.

         "LIBOR AUCTION" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.04.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "LOAN" means a Domestic Loan, a Euro-Dollar Loan or a Money Market Loan and "LOANS" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

         "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.08(c).

         "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, (ii) the ability of the Borrower to perform its obligations under the terms of this Agreement and the Notes or (iii) the rights and obligations of the Agent and the Banks under this Agreement and the Notes.

         "MATERIAL DEBT" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000.

         "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000. For purposes of determining Material Financial Obligations at any time, the "principal or face amount" of the obligations of the Borrower or any Subsidiary in respect of any Derivative Obligations at such time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Derivative Obligations were terminated at such time.

         "MATERIAL PLAN" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

         "MONEY MARKET ABSOLUTE RATE" has the meaning set forth in Section 2.04(d).

         "MONEY MARKET ABSOLUTE RATE LOAN" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

         "MONEY MARKET LENDING OFFICE" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent, provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, or for its Money Market Loans in any particular currency, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to any or all of such offices, as the context may require.

         "MONEY MARKET LIBOR LOAN" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

         "MONEY MARKET LOAN" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

         "MONEY MARKET MARGIN" has the meaning set forth in Section 2.04(d)(ii)(C).

         "MONEY MARKET QUOTE" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.04.

         "MOODY'S" means Moody's Investors Service, Inc.

         "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "NDC ACQUISITIONS" means the acquisitions by the Borrower and its Subsidiaries of the assets of the NDCs.

         "NDCS" means collectively Apollo Travel Services Partnership, Traviswiss AG and Galileo Nederland B.V.

         "NOTES" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

         "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in Section 2.03) or a Notice of Money Market Borrowing (as defined in Section 2.04(f)).

         "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.11.

         "NOTICE OF ISSUANCE" has the meaning set forth in Section 2.20(b).

         "ORDINARY VOTING STOCK" means common stock or other voting securities of the Borrower (other than the Special Voting Preferred Stock).

         "PARENT" means, with respect to any Bank, any Person controlling such Bank.

         "PARTICIPANT" has the meaning set forth in Section 9.06(b).

         "PAYMENT OFFICE" means the office or account of the Agent at or to which payments hereunder are to be made, which shall be, in the case of payments in Dollars, the office of the Agent referred to in Section 9.01 and, in the case of payments in an Alternative Currency, such office or account as the Agent may specify for such purpose by notice to the Borrower and the Banks.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "PREDECESSOR" means Galileo International Partnership, a Delaware general partnership.

         "PRICING SCHEDULE" means (i) Pricing Schedule A attached hereto, unless and until the Borrower shall have elected that Pricing Schedule B attached hereto be the Pricing Schedule, such election to be effected by the giving by the Borrower of not less than five Domestic Business Days' notice to the Agent of the effective date of such election, and (ii) on and after the effective date of such election, Pricing Schedule B attached hereto. Such election, if made, shall be irrevocable.

         "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

         "QUARTERLY DATE" means each March 31, June 30, September 30 and December 31.

         "REFERENCE BANKS" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "REFERENCE BANK" means any one of such Reference Banks.

         "REGISTRATION STATEMENT" means the Borrower's Registration Statement on Form S-1, filed on May 20, 1997, with the Securities and Exchange Commission under the Securities Act of 1933, as such Registration Statement may be amended prior to the Effective Date.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REQUIRED BANKS" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

         "RESTRICTED PAYMENT" means (a) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock or rights to receive shares of its capital stock) or
(b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Borrower's capital stock or (ii) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

         "REVOLVING CREDIT PERIOD" means the period from and including the Effective Date to but not including the Termination Date.

         "S&P" means Standard & Poor's Rating Services.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, the term "SUBSIDIARY" means a Subsidiary of the Borrower.

         "TERMINATION DATE" means July 23, 2002, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

         "TRANSACTION DOCUMENTS" means the documents listed on Schedule III hereto.

         "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks, provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks. Calculations with respect to periods commencing prior to the Closing Date shall be made as if the Predecessor were the Borrower.

         SECTION 1.03. Types of Borrowings. The term "BORROWING" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on the same date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "FIXED RATE

BORROWING" is a Euro-Dollar Borrowing, a CD Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01), and a "EURO-DOLLAR BORROWING" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "MONEY MARKET BORROWING" is a Borrowing under Section 2.04 in which the Bank participants are determined on the basis of their bids in accordance therewith).



                                    ARTICLE 2


                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank and Letter of Credit Liabilities of such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in Dollars and be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.13 and reborrow at any time during the Revolving Credit Period under this Section.

         SECTION 2.02. Increased Commitments; Additional Banks. (a) Subsequent to the Effective Date, the Borrower may, upon at least 30 days' notice to the Agent (which shall promptly provide a copy of such notice to the Banks), propose to increase the aggregate amount of the Commitments to an amount not to exceed $500,000,000 (the amount of any such increase, the "INCREASED COMMITMENTS"). Each Bank party to this Agreement at such time shall have the right (but no obligation), for a period of 15 days following receipt of such notice, to elect by notice to the Borrower and the Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing, provided that no increase in the aggregate amount of the Commitments shall be effective unless Banks having more than 50% of in the aggregate amount of the

Commitments in effect at the time any such increase is requested shall have elected so to increase their Commitments.

          (b) If any Bank party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may designate another bank or other banks (which may be, but need not be, one or more of the existing Banks) which at the time agree to (i) in the case of any such bank that is an existing Bank, increase its Commitment and (ii) in the case of any other such bank (an "ADDITIONAL BANK"), become a party to this Agreement. The sum of the increases in the Commitments of the existing Banks pursuant to this subsection (b) plus the Commitments of the Additional Banks shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

          (c) An increase in the aggregate amount of the Commitments pursuant to this Section 2.02 shall become effective upon the receipt by the Agent of an agreement in form and substance satisfactory to the Agent signed by the Borrower, by each Additional Bank and by each other Bank whose Commitment is to be increased, setting forth the new Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Agent may reasonably request.

         SECTION 2.03. Notice of Committed Borrowing. The Borrower shall give the Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

          (b)   the aggregate amount of such Borrowing;

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         SECTION 2.04. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower in Dollars or in an Alternative Currency. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 10:30 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                  (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                  (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent),

                  (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of the term "INTEREST PERIOD",

                  (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate, and

                  (v) if the related Money Market Loans are to be denominated in an Alternative Currency, such Alternative Currency. Money Market Loans denominated in an Alternative Currency shall be made available in such currency and repaid, together with interest thereon, in such currency.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                  (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                       (A) the proposed date of Borrowing;

                       (B) the principal amount of the Money Market Loan for
                  which each such offer is being made, which principal amount
                  (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent), (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted;

                       (C) in the case of a LIBOR Auction, the margin above or
                  below the applicable London Interbank Offered Rate (the "MONEY MARKET MARGIN") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate;

                       (D) in the case of an Absolute Rate Auction, the rate of
                  interest per annum (specified to the nearest 1/10,000th of 1%) (the "MONEY MARKET ABSOLUTE RATE") offered for each such Money Market Loan; and

                       (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                  (iii) Any Money Market Quote shall be disregarded if it:

                       (A) is not substantially in conformity with Exhibit D
                  hereto or does not specify all of the information required by subsection 2.04(d)(ii) above;

                       (B) contains qualifying, conditional or similar
                  language;

                       (C) proposes terms other than or in addition to those
                  set forth in the applicable Invitation for Money Market Quotes; or

                           (D) arrives after the time set forth in subsection
                  2.04(d)(i).

          (e) Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection 2.04(d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify
(A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.04(e). In the case of acceptance, such notice (a "NOTICE OF MONEY MARKET BORROWING") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part, provided that:

                  (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000 (or in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent);

                  (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

                  (iv) the Borrower may not accept any offer that is described in subsection 2.04(d)(iii) or that otherwise fails to comply in any material respect with the requirements of this Agreement.

          (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent), as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

         SECTION 2.05. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing (or, in the case of payments in an Alternative Currency, such other time as the Agent may determine to be customary for payments in such Alternative Currency), each Bank participating therein shall make available its share of such Borrowing, (i) in the case of payments in Dollars, in Federal or other funds immediately available in New York City, and (ii) in the case of payments in an Alternative Currency, in such funds as are at the time customary for the international settlement of payments in such currency, to the Agent at the Payment Office. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Payment Office.

          (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection 2.05(b) of this Section and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the Federal Funds Rate (or, in the case of Money Market Loans denominated in an Alternative Currency, a comparable overnight rate for such Alternative Currency as determined by the Agent). If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

         SECTION 2.06. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type or in a particular currency be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type or in the relevant currency. Each reference in this Agreement to the "NOTE" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, currency and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding, provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.07. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

          (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.08. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date on which such Loan becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period, provided that if any CD Loan shall, as a result of clause (2)(b) of the definition of the term "INTEREST PERIOD", have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the rate applicable to Base Rate Loans for such day and (ii) the sum of the CD Margin plus the Adjusted CD Rate applicable to such Loan at the date such payment was due.

         The "ADJUSTED CD RATE" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                                        [ CDBR       ]*
                     ACDR      =        [ ---------- ] + AR
                                        [ 1.00 - DRP ]

                     ACDR      =        Adjusted CD Rate
                     CDBR      =        CD Base Rate
                      DRP      =        Domestic Reserve Percentage
                       AR      =        Assessment Rate

----------
         *The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

         The "CD BASE RATE" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

         "DOMESTIC RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

         "ASSESSMENT RATE" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause 8.01(a) or 8.01(b) shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due.

          (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.08(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing and, in the case of a Borrowing in an Alternative Currency, based on the comparable quotations for such Alternative Currency rather than for Dollars) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.04. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.04. Such interest shall be payable for each Interest

Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid (i) in the case of Money Market Loans denominated in Dollars, at a rate per annum equal to the sum of 2% plus the Base Rate for such day and (ii) in the case of Money Market Loans denominated in an Alternative Currency, at a rate per annum determined in accordance with Section 2.08(d) as if such Money Market Loans were Euro-Dollar Loans, but based on comparable quotations for such Alternative Currency rather than for Dollars.

          (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.09. Fees. (a) The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue
(i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans and Letter of Credit Liabilities shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities.

          (b) The Borrower shall pay to the Agent (i) for the account of the Banks ratably a letter of credit fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit at the Letter of Credit Fee Rate (determined daily in accordance with the Pricing Schedule) and (ii) for the account of each Issuing Bank a letter of credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Bank at a rate per annum mutually agreed from time to time by the Borrower and such Issuing Bank.

          (c) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans and Letter of Credit Liabilities shall be repaid in their entirety).

         SECTION 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans or Letter of Credit Liabilities are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities.

         SECTION 2.11. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8 and the last sentence of this subsection (a)), as follows:

                  (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

                  (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

                  (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.15 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted to Domestic Loans of the other type or are CD Rate Loans to be continued as CD Rate Loans for an additional Interest Period, in which case such notice shall be delivered to the Agent not later than 10:30 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans, provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000.

          (b)   Each Notice of Interest Rate Election shall specify:

                  (i) the Group of Loans (or portion thereof) to which such notice applies;

                  (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection 2.11(a) above;

                  (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

                  (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of the term "INTEREST PERIOD".

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection 2.11(a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If no Notice of Interest Rate Election is timely received prior to the end of an Interest Period for any Group of Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans as of the last day of such Interest Period.

          (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "BORROWING" subject to the provisions of Section 3.02.

         SECTION 2.12. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.13. Optional Prepayments. (a) Subject in the case of any Fixed Rate Loan to Section 2.15, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01) or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group (or Borrowing).

          (b) Except as provided in subsection 2.13(a) above the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.14. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) (or, in the case of payments in an Alternative Currency, such other time as the Agent may determine to be customary for payments in such Alternative Currency) on the date when due,
(i) in the case of payments in Dollars, in Federal or other funds immediately available in New York City and (ii) in the case of payments in an Alternative Currency, in such funds as are at the time customary for the international settlement of payments in such currency, to the Agent at the Payment Office. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due



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

on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate (or, in the case of Money Market Loans denominated in an Alternative Currency, a comparable overnight rate for such Alternative Currency as determined by the Agent).

         SECTION 2.15. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.08(d), or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.05(a), 2.13(c) or 2.11(c), the Borrower shall reimburse each Bank within 15 Domestic Business Days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to the Borrower and the Agent a certificate as to the amount of such loss or expense, which certificate shall set forth the method of determining such loss or expense in reasonable detail and shall be conclusive in the absence of manifest error.

         SECTION 2.16. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.17. Regulation D Compensation. Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

         SECTION 2.18. Currency Translations. The Dollar Amount of each Money Market Loan denominated in an Alternative Currency shall be determined by the Agent (i) on the date of borrowing, as to each such Loan borrowed on such date, and (ii) on each Quarterly Date, as to each such Loan outstanding on such date. If after giving effect to any such determination pursuant to clause (ii), the sum of the aggregate Dollar Amount of the Loans and the aggregate Letter of Credit Liabilities exceeds the aggregate amount of the Commitments, the Borrower shall prepay such principal amount (together with accrued interest thereon) of the outstanding Committed Loans, if any Committed Loans are then outstanding, as may be necessary to eliminate such excess. Such prepayment shall be made (x) on the next succeeding Domestic Business Day, with respect to any Base Rate Loans then outstanding and (y) at the end of the then current Interest Period applicable thereto, with respect to any Euro-Dollar Loans or CD Loans then outstanding.

         SECTION 2.19. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower



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

hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's New York office on the Euro-Dollar Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Euro-Dollar Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 9.04, such Bank or the Agent, as the case may be, agrees to remit such excess to the Borrower.

         SECTION 2.20. Letters of Credit. (a) Subject to the terms and conditions hereof, each Issuing Bank agrees to issue standby letters of credit hereunder denominated in Dollars from time to time before the fifth Domestic Business Day prior to the Termination Date upon the request of the Borrower (the "LETTERS OF CREDIT"), provided that, immediately after each Letter of Credit is issued, (i) the aggregate amount of the Letter of Credit Liabilities shall not exceed $100,000,000 and (ii) the aggregate amount of the Letter of Credit Liabilities plus the aggregate outstanding amount of all Loans shall not exceed the aggregate amount of the Commitments. Upon the date of issuance by an Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in the proportion their respective Commitments bear to the aggregate Commitments.

          (b) The Borrower shall give the Issuing Bank notice at least three Domestic Business Days prior to the requested issuance of a Letter of Credit (or such lesser notice period as shall be acceptable to the Issuing Bank) specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "NOTICE OF ISSUANCE"). Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The Borrower shall also pay to the Issuing Bank for its own account issuance, drawing, amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Bank. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. No Letter of Credit shall have a term of more than two years, provided that a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing Bank, and provided further that no Letter of Credit shall have a term extending or be so extendible beyond the date which is five Domestic Business Days prior to the Termination Date.

          (c) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Agent and the Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid as a result of such demand or drawing and the payment date. The Borrower shall be irrevocably and unconditionally obligated within three Domestic Business Days to reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the rate applicable to Base Rate Loans for such day plus, for each such day more than three Domestic Business Days after the related date of drawing, 2% per annum. In addition, each Bank will pay to the Agent, for the account of the

Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Bank's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Bank of such amount at the Federal Funds Rate. The Issuing Bank will pay to each Bank ratably all amounts received from the Borrower for application in payment of its reimbursement obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto.

          (d) The obligations of the Borrower and each Bank under subsection 2.20(c) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

                  (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

                  (iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

                  (iv) the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Banks (including the Issuing Bank) or any other Person, whether in connection with this Agreement or any Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                  (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (vi) payment under a Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; or

                  (vii) any other act or omission to act or delay of any kind by any Bank (including the Issuing Bank), the Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower's or the Bank's obligations hereunder.

          (e) The Borrower hereby indemnifies and holds harmless each Bank (including each Issuing Bank) and the Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which such Bank or the Agent may incur (including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Issuing Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to such Issuing Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Bank)), and none of the Banks (including an Issuing Bank) nor the Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including, without limitation, any of the circumstances enumerated in subsection 2.20(d) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, (ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit,
(iv) any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit, provided that the Borrower shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damages, losses, liabilities, costs and expenses suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied on its face with the terms of such Letter of Credit or (y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this subsection (e) is intended to limit the obligations of the Borrower under any other provision of this Agreement. To the extent the Borrower does not indemnify an Issuing Bank as required by this subsection, the Banks agree to do so ratably in accordance with their Commitments.



                                    ARTICLE 3


                                   CONDITIONS

         The obligation of any Bank to make a Loan on the occasion of any Borrowing or of an Issuing Bank to issue a Letter of Credit upon request therefor is subject to the satisfaction of the following conditions:

         SECTION 3.01. First Borrowing or Issuance. In the case of the first Borrowing or issuance of a Letter of Credit, receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

          (a) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.06;

          (b) an opinion of Babetta R. Gray, Senior Vice President and General Counsel of the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (d) evidence satisfactory to the Agent that (i) the Predecessor shall have merged with and into a wholly-owned Subsidiary of the Borrower and (ii) the NDC Acquisitions have been consummated (or are being consummated substantially simultaneously with such Borrowing) as described in the Registration Statement;

          (e) evidence satisfactory to the Agent that the Existing Credit Agreement has been terminated, that any letter of credit issued thereunder shall have expired undrawn or been canceled and that all principal and interest on any loans outstanding thereunder and all other amounts payable thereunder have been paid, or simultaneously with such Borrowing will be paid, in full;

          (f) evidence satisfactory to the Agent that Borrower has consummated an initial public offering of its common stock for net proceeds of not less than $200,000,000; and

          (g) all documents the Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Banks (which comprise the "Required Banks" as defined in the Existing Credit Agreement) hereby agree that the commitments under the Existing Credit Agreement may be terminated by the Predecessor by notice given on the Closing Date effective immediately, and that any loans outstanding under the Existing Credit Agreement may be prepaid without prior notice on the Closing Date (subject to Section 2.15 of the Existing Credit Agreement).

         SECTION 3.02. Each Borrowing and Issuance. In the case of each Borrowing or issuance of a Letter of Credit (including the first such event):

          (a) receipt by the Agent of a Notice of Borrowing as required by
Section 2.03 or 2.04 or of a Notice of Issuance as required by Section 2.20, as the case may be;

          (b) the fact that, immediately after such Borrowing, the sum of the aggregate Dollar Amount of the Loans and the aggregate Letter of Credit Liabilities will not exceed the aggregate amount of the Commitments;

          (c) the fact that, immediately after such Borrowing, the aggregate Dollar Amount of Money Market Loans to be denominated in an Alternative Currency will not exceed $100,000,000;

          (d) the fact that, immediately before and after such Borrowing or issuance, no Default shall have occurred and be continuing; and

          (e) the fact that the representations and warranties of the Borrower contained in this Agreement (except Section 4.04(d)) shall be true and correct on and as of the date of such Borrowing or issuance.

Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the facts specified in clauses 3.02(b), 3.02(c), 3.02(d)and 3.02(e) of this Section.

                                    ARTICLE 4


                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity.

         SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Predecessor and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Predecessor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Predecessor and its Consolidated Subsidiaries as of March 31, 1997 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Predecessor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

          (c) The unaudited pro forma consolidated balance sheet of the Borrower as of March 31, 1997 and the related unaudited consolidated statements of income for the year ended December 31, 1996 and the three months ended March 31, 1997, set forth in the Registration Statement, a copy of which has been delivered to each of the Banks, have been prepared on the basis described therein and otherwise in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section and show the consolidated financial position and results of operations of the Borrower as if the transactions contemplated by Section 3.01(d) had occurred, in the case of the consolidated balance sheet, on March 31, 1997 and in the case of the consolidated statements of income, as of January 1, 1996.

          (d) Since March 31, 1997 there has been no material adverse change in the business, financial position or results of operations of the Predecessor, the Borrower and their respective Consolidated Subsidiaries, considered as a whole.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to result in a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

         SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where such failure to fulfill its obligations or be in compliance could not reasonably be expected to result in a Material Adverse Effect. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except where such failures to make contributions or payments, such impositions of Liens, such postings of bonds or such incurrence of liability, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.07. Compliance with Laws. The Borrower and its Subsidiaries are in compliance with all applicable statutes, ordinances, rules and regulations, except where a lack of compliance therewith could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.08. Environmental Matters. On the basis of its knowledge of the Environmental Laws and the applicability of the Environmental Laws to the business, operations and properties of the Borrower and its Subsidiaries, including, without limitation, (i) any requirement under the Environmental Laws that the Borrower and its Subsidiaries obtain operational permits, (ii) the possibility of liability in connection with the off-site disposal of wastes or Hazardous Substances and (iii) any liability to third parties, including employees, arising from the use, generation, treatment, storage or disposal of Hazardous Substances by the Borrower or its Subsidiaries, the Borrower has reasonably concluded that any liabilities and costs that the Borrower and its Subsidiaries are reasonably likely to incur in connection with any applicable Environmental Laws are unlikely to result in a Material Adverse Effect.

         SECTION 4.09. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

         SECTION 4.10. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the lack of such requisite powers, licenses, authorizations, consents or approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.11. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         SECTION 4.12. Full Disclosure. All information (other than any estimates and projections) heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified. All estimates and projections heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby were, and all such estimates and projections hereafter furnished by the Borrower to the Agent or any Bank will be, prepared by the Borrower in good faith utilizing the best information available to the Borrower at the time of preparation thereof. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee) the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.



                                    ARTICLE 5


                                    COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or any Letter of Credit Liability remains unpaid:

         SECTION 5.01.  Information.  The Borrower will deliver to each of the
Banks:

          (a) within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing;

          (b) within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish (x) whether the Borrower was in compliance with the requirements of Sections 5.10 and 5.14 on the date of such financial statements and (y) for so long as Pricing Schedule A is the Pricing Schedule, the Applicable Cash Flow Ratio (as such term is defined in Pricing Schedule A) derived from such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements as to whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) within five Domestic Business Days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Material Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Material Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose material liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Material Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

          (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         SECTION 5.02. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity (after giving effect to any applicable grace period), all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

         SECTION 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property and equipment useful and necessary in its business in good working order and condition to the extent required by sound business practices, ordinary wear and tear excepted.

          (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all its respective properties and equipment in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

         SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect its respective existence and its respective rights, privileges and franchises material to the normal conduct of business, provided that nothing in this
Section 5.04 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the entity surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (ii) any transaction not prohibited by Section 5.07 or (iii) the termination of the existence of any Subsidiary if the Borrower in good faith determines that such termination is not materially disadvantageous to the Banks.

         SECTION 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where either the necessity of compliance therewith is contested in good faith by appropriate proceedings or any failure to so comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         SECTION 5.07. Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person, (ii) sell, lease or otherwise transfer, directly or indirectly (including any such transfer by way of merger or consolidation), all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person or Persons, provided that the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and (y) after giving effect to such merger, no Default shall have occurred and be continuing.

         SECTION 5.08. Use of Proceeds. The proceeds of the Loans made under this Agreement and any Letters of Credit issued under this Agreement will be used by the Borrower (i) to pay the purchase price for, and fees and expenses relating to, the NDC Acquisitions; (ii) to refinance certain existing indebtedness of the Predecessor; and (iii) for general corporate purposes, including acquisitions. None of such proceeds will be used, directly or indirectly, for any purpose, whether immediate, incidental or ultimate, that entails a violation of the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 5.09. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a) Liens existing on the Closing Date securing (i) Debt in connection with the Existing Capital Leases and (ii) other Debt outstanding on the Closing Date in an aggregate principal or face amount not exceeding $10,000,000;

         (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

         (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

         (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

         (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

         (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

         (g) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

         (h) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $10,000,000; and

         (i) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount not exceeding, on the date of incurrence of any portion of such Debt, an aggregate of 10% of Consolidated Tangible Net Worth at such date.

         SECTION 5.10. Interest Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Interest Coverage Ratio at such last day will not be less than 2.5 to 1.

         SECTION 5.11. Restricted Payments. Neither the Borrower nor any Subsidiary will make any Restricted Payment, provided that the foregoing shall not prohibit or restrict Restricted Payments from time to time with respect to any year in an aggregate amount not to exceed an amount equal to 50% of Consolidated Net Income for such year.

         SECTION 5.12. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary than could have been obtained from a third party who was not an Affiliate, provided that the foregoing provisions of this Section shall not prohibit (i) the Borrower and each Subsidiary from performing their respective obligations under the Transaction Documents or (ii) any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

         SECTION 5.13. Debt of Subsidiaries. Total Debt of all Subsidiaries (excluding Debt of a Subsidiary to the Borrower or to a wholly owned Subsidiary) will not, on the date of incurrence of any portion of such Debt, exceed the greater of (x) $50,000,000 or (y) 10% of Consolidated Tangible Net Worth at such date.

         SECTION 5.14. Cash Flow Ratio. As of the last day of each fiscal quarter of the Borrower, the Cash Flow Ratio at such last day will not be greater than 2.0 to 1.


                                    ARTICLE 6


                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

         (a) the Borrower shall (i) fail to pay when due any principal of any Loan or to reimburse when due any drawing under any Letter of Credit or (ii) fail to pay any interest on any Loan or any fees or any other amount payable hereunder within five Domestic Business Days of the date when due;

         (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.06;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause 6.01(a) or 6.01(b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a

Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in excess of $10,000,000 in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would reasonably be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000;

          (j) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

          (k)   the Borrower shall be dissolved or terminated; or

          (l)   a Change in Ownership or Control shall have occurred;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, provided that in the case of any of the Events of Default specified in clause 6.01(g) or 6.01(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

         SECTION 6.03. Cash Cover. The Borrower agrees, in addition to the provisions of Section 6.01 hereof, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon the instruction of the Banks having more than 50% in aggregate amount of the Commitments (or, if the Commitments shall have been terminated, holding more than 50% of the Letter of Credit Liabilities), pay to the Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Agent) equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, provided that, upon the occurrence of any Event of Default specified in Section 6.01(g) or 6.01(h) with respect to the Borrower, the Borrower shall pay such amount forthwith without any notice or demand or any other act by the Agent or the Banks.


                                    ARTICLE 7


                                    THE AGENT

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent.

         SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or, when expressly required hereby, all the Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any reasonable and customary out-of-pocket costs or expenses (including counsel fees and disbursements), or any other claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         SECTION 7.09. Agent's Fee; Arranger Fee. The Borrower shall pay to the Agent for its own account and to J.P. Morgan Securities Inc. ("JPMSI"), in its capacity as arranger, for its own account, fees in the amounts and at the times previously agreed upon between the Borrower and the Agent and JPMSI, respectively.



                                    ARTICLE 8


                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Agent is advised by the Reference Banks that deposits in the relevant currency (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then-current Interest Period applicable thereto. At any time when the circumstances giving rise to the above-described suspension are in effect, unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, then (x) if such Borrowing is to be denominated in Dollars, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day and
(y) if such Borrowing is to be denominated in an Alternative Currency, such Borrowing shall not be made.

         SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or Letter of Credit (or participation therein) or any obligation to make Committed Loans or to issue or participate in Letters of Credit or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.17), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its participation in any Letter of Credit or its obligation to make Fixed Rate Loans or to issue or participate in Letters of Credit and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan or Letter of Credit (or participation therein), or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section shall set forth the additional amount or amounts to be paid to it hereunder, shall set forth the method of determining such additional amount or amounts in reasonable detail and shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

         "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

         "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from



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

the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit.

          (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes, provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States, provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

         SECTION 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

         SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans or to convert or continue outstanding Loans into Euro-Dollar Loans shall be suspended pursuant to Section 8.02 or (ii) any Bank shall demand compensation pursuant to Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Agent and the Issuing Banks, to seek a mutually satisfactory bank or banks (which may be one or more of the Banks) to purchase the outstanding Loans of such Bank and to assume the Commitment and Letter of Credit Liabilities of such Bank.


                                    ARTICLE 9


                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank (including any Issuing Bank), at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section, provided that notices to the Agent or any Issuing Bank under Article 2 or Article 8 and notices to the Borrower under
Section 9.06(c) shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable and customary out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and customary out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting from such Event of Default.

          (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder, provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount then due and payable with respect to the Loans and Letter of Credit Liabilities held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount then due and payable with respect to the Loans and Letter of Credit Liabilities held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans and Letter of Credit Liabilities held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments with respect to the Loans and Letter of Credit Liabilities held by the Banks shall be shared by the Banks pro rata, provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan or Letter of Credit Liability, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.05. Amendments and Waivers . Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent or an Issuing Bank are affected thereby, by it), provided that no such amendment or waiver shall (i) increase or decrease the Commitment of any Bank (except (x) as contemplated by Section 2.02 or (y) for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation without the written consent of each Bank, (ii) reduce the principal of or rate of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder without the written consent of each Bank affected thereby, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or interest thereon or any fees hereunder or for any scheduled reduction or termination of any Commitment without the written consent of each Bank or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement without the written consent of each Bank.

         SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans and Letter of Credit participations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower, the Issuing Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, provided that such participation agreement may provide that such

Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of Section 9.05 that affects the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section
2.17 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement, the Notes and Letters of Credit, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower (which shall not be unreasonably withheld so long as (i) the Assignee is a commercial bank and (ii) the transferor Bank has given the Agent and the Borrower not less than three Domestic Business Days' prior written notice of such proposed assignment and the identity of the proposed Assignee), the Agent and the Issuing Banks, provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent of the Borrower, the Agent or any Issuing Bank shall be required, provided further that in the event of an assignment by a Bank of a proportionate part of its rights and obligations under this Agreement, the Notes and the Letters of Credit, the part retained by such transferor Bank shall be equivalent to an initial Commitment of not less than $10,000,000, and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower and each of the Banks hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower and each of the Banks irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 9.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.11. Confidentiality. The Agent and each Bank agree to keep any information delivered or made available by the Borrower pursuant to this Agreement confidential from anyone other than persons employed or retained by such Bank and its affiliates, provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to any other Bank or to the Agent, (ii) to such Bank's or Agent's legal counsel and independent auditors, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank or its subsidiaries or Parent may be a party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder,
(viii) subject to provisions substantially similar to those contained in this Section, to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby and (ix) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                 GALILEO INTERNATIONAL, INC.


                                 By: /s/ Paul H. Bristow
                                     ----------------------------------
                                     Title: Senior Vice President & CFO
                                     Address: 9700 West Higgins Road,
                                              Suite 400
                                              Rosemont, IL 60018
                                     Attn: Chief Financial Officer
                                     Facsimile: (847) 518-4201


COMMITMENT

                                 AGENT

         $40,000,000             MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK


                                 By: /s/ James E. Condon
                                     ----------------------------------
                                     Title: Vice President


                                 CO-ARRANGERS

                                 BANK OF AMERICA NATIONAL
$40,000,000                         TRUST AND SAVINGS ASSOCIATION


                                 By: /s/ Carolyn D. Simmons
                                     ----------------------------------
                                     Title: Vice President

$40,000,000                      BANK OF MONTREAL


                                 By: /s/ Cecily M. Mistarz
                                     ----------------------------------
                                     Title: Managing Director


                                 CO-AGENTS

$33,333,333                      ABN AMRO BANK N.V.


                                 By: /s/ Willem van Beek
                                     ----------------------------------
                                     Title: Vice President


                                 By: /s/ John L. Church
                                     ----------------------------------
                                     Title: Vice President


$33,333,333                      THE BANK OF TOKYO-MITSUBISHI
                                    LTD. CHICAGO BRANCH


                                 By: /s/ Hajime Watanabe
                                     ----------------------------------
                                     Title: Deputy General Manager


$33,333,333                      MIDLAND BANK PLC


                                 By: /s/ Christopher M. Samms
                                     ----------------------------------
                                     Title: Corporate Banking Manager


$33,333,333                      THE SUMITOMO BANK, LIMITED
                                    CHICAGO BRANCH


                                 By: /s/ Hiroyuki Iwami
                                     ----------------------------------
                                     Title: Joint General Manager

                                 PARTICIPANTS

$20,000,000                      CREDIT LYONNAIS
                                   NEW YORK BRANCH


                                 By: /s/ Bertrand Cousin
                                     ----------------------------------
                                     Title: Vice President

$20,000,000                      ROYAL BANK OF CANADA


                                 By: /s/ D. G. Calancie
                                     ----------------------------------
                                     Title: Industry Manager

$20,000,000                      SOCIETE GENERALE
                                    CHICAGO BRANCH


                                 By: /s/ Jose A. Moreno
                                     ----------------------------------
                                     Title: Vice President & Team Leader


$20,000,000                      SWISS BANK CORPORATION,
                                    NEW YORK BRANCH


                                 By: /s/ Thomas Eggenschwiler
                                     ----------------------------------
                                     Title: Executive Director
                                            Credit Risk Management


                                 By: /s/ Dorothy L. McKinley
                                     ----------------------------------
                                     Title: Associate Director Banking
                                            Finance Support, N.A.

$20,000,000                      THE NORTHERN TRUST COMPANY


                                 By: /s/ James F. T. Monhart
                                     ----------------------------------
                                     Title: Vice President


$20,000,000                      THE SANWA BANK, LIMITED,
                                    CHICAGO BRANCH


                                 By: /s/ Gordon R. Holtby
                                     ----------------------------------
                                     Title: Vice President & Manager


$16,666,668                      WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE


                                 By: /s/ Salvatore Battinelli
                                     ----------------------------------
                                     Title: Vice President


                                 By: /s/ Lisa Walker
                                     ----------------------------------
                                     Title: Associate


$10,000,000                      THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LTD., CHICAGO CORPORATE
                                    BANKING OFFICE


                                 By: /s/ Armund J. Schoen, Jr.
                                     ----------------------------------
                                     Title: Senior Vice President

====================
TOTAL COMMITMENTS
====================
$400,000,000

                                 MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK,
                                    as Agent



                                 By: /s/ James E. Condon
                                     ----------------------------------
                                     Title: Vice President
                                       Address:  60 Wall Street
                                                 NY, NY  10260
                                       Telex: 177 615 MGT UT
                                       Facsimile: 212-648-5018

                               PRICING SCHEDULE A


Each of the terms "EURO-DOLLAR MARGIN", "CD MARGIN", "FACILITY FEE RATE" and "LETTER OF CREDIT FEE RATE" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:


                  Level I           Level II         Level III         Level IV         Level V
                  -------           --------         ---------         --------         -------

CD Margin         0.295%            0.325%           0.350%            0.400%           0.650%
Euro-Dollar       0.170%            0.200%           0.225%            0.275%           0.525%
Margin
Facility Fee      0.080%            0.100%           0.125%            0.150%           0.225%
Rate
Letter of         0.170%            0.200%           0.225%            0.275%           0.525%
Credit Fee
Rate


For purposes of this Schedule, the following terms have the following meanings:

         "APPLICABLE CASH FLOW RATIO" means, on any day, the Cash Flow Ratio on the last day of the most recently ended fiscal quarter of the Borrower for which the Borrower has delivered financial statements pursuant to Section 5.01(a) or 5.01(b), as the case may be, provided that at any time a Default exists under
Section 5.01(a), 5.01(b) or 5.01(c), the Applicable Cash Flow Ratio shall be deemed to be greater than or equal to 2.0 to 1.

         "LEVEL I PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is less than .25 to 1.

         "LEVEL II PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .25 to 1 but less than .50 to 1.

         "LEVEL III PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to .50 to 1 but less than
1.0 to 1.

         "LEVEL IV PRICING" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than or equal to 1.0 to 1 but less than 2.0 to 1.

         "LEVEL V PRICING" applies at any date if, at such date, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

                               PRICING SCHEDULE B

         Each of the terms "EURO-DOLLAR MARGIN", "CD MARGIN", "FACILITY FEE RATE" and "LETTER OF CREDIT FEE RATE" means, for any date, the per annum rates set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:


                  Level I           Level II         Level III         Level IV         Level V
                  -------           --------         ---------         --------         -------

CD Margin         0.295%            0.325%           0.350%            0.400%           0.650%
Euro-Dollar       0.170%            0.200%           0.225%            0.275%           0.525%
Margin
Facility Fee      0.080%            0.100%           0.125%            0.150%           0.225%
Rate
Letter of         0.170%            0.200%           0.225%            0.275%           0.525%
Credit Fee
Rate


         For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

         "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's.

         "LEVEL II PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) Level I Pricing does not apply.

         "LEVEL III PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

         "LEVEL IV PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

         "LEVEL V PRICING" applies at any date if, at such date, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. In the case of split ratings from S&P and Moody's, so long as the Borrower's long-term debt is rated at least BBB by S&P and at least Baa2 by Moody's, the rating to be used to determine the applicable Pricing Level is the higher of the two (e.g., BBB+/A3 results in Level I Pricing).

                                                                      SCHEDULE I

                             EXISTING CAPITAL LEASES

                    The Galileo Company Ltd. Letter of Credit
                          Collateralized Capital Leases


                                                                                 Balance Sheet
                                                                               Obligation/Amount
                                   Available              Maximum                 Outstanding
         Description                Currency            Available              at June 30, 1997
         -----------                --------            ---------              ----------------

MCC (No.15) Ltd                     GBP               26,000,000.00                 18,744,196.00
Lease Schd Nos.
52/5050/ 4933-3                                       25,518,137.80
52/5050/ 4437-4                                       Drawn


                                                                     SCHEDULE II


                            EXISTING OWNERSHIP GROUP


Covia Corporation
Distribution Systems, Inc.
Roscor, A.G.
Travel Industry Systems B.V.
USAM Corp.

                                                                    SCHEDULE III


                              TRANSACTION DOCUMENTS


Transaction Agreement
NDC Acquisition Agreements
Sales Representation Agreements
Registration Rights Agreement
Stockholders' Agreement
Services Agreements
Computer Services Agreements

Combination Agreement
ATS Partnership Agreement
Data Access Agreement
Trademark License Agreements
Programmer Support Agreements
Software License Agreements
Functionality Access Agreement
Omnibus Network Agreement
Distributor Sales and Services Agreement
Non-Competition Agreements

All other agreements or instruments entered into or to be entered into pursuant to any of the foregoing at or prior to the time of the initial public offering of the Borrower's common stock

                                                                EXHIBIT A - NOTE


                                      NOTE

                                                              New York, New York
                                                            ___________ __, 199_



         For value received, Galileo International, Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of ______________________ (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in the manner and at the place provided for in the Credit Agreement.

         All Loans made by the Bank, the respective types and currencies thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Five-Year Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit

Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                     GALILEO INTERNATIONAL, INC.



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


                  Amount         Currency            Type           Amount of
                    of              of                of            Principal         Notation
   Date            Loan            Loan              Loan            Repaid           Made By
   ----            ----            ----              ----            ------           -------


                                          EXHIBIT B - MONEY MARKET QUOTE REQUEST


                       FORM OF MONEY MARKET QUOTE REQUEST

                                                          [Date]


To:               Morgan Guaranty Trust Company of New York (the "AGENT")

From:             Galileo International, Inc.

Re: Five-Year Credit Agreement (as the same may be amended from time to time, the "CREDIT AGREEMENT") dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and the Agent

         We hereby give notice pursuant to Section 2.04 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________


Principal Amount*           [Alternative Currency]           Interest Perion**
---------------------       ----------------------           -----------------
$


         Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]


--------------------

         * Amount must be $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent).

         ** Not less than one month (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                 Galileo International, Inc.


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  EXHIBIT C - INVITATION FOR MONEY MARKET QUOTES



                   FORM OF INVITATION FOR MONEY MARKET QUOTES


To:      [Name of Bank]

Re: Invitation for Money Market Quotes to Galileo International, Inc. (the "BORROWER")

         Pursuant to Section 2.04 of the Five-Year Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and the undersigned, as Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________



Principal Amount            [Alternative Currency]           Interest Perion
---------------------       ----------------------           ---------------

$

         Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].

                                  MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK,
                                     as Agent


                                  By:
                                     ---------------------------------------
                                     Authorized Officer

                                                  EXHIBIT D - MONEY MARKET QUOTE


                           FORM OF MONEY MARKET QUOTE

To:      Morgan Guaranty Trust Company of New York, as Agent

Re:      Money Market Quote to Galileo International, Inc. (the "BORROWER")

         In response to your invitation on behalf of the Borrower dated _____________, ____, we hereby make the following Money Market Quote on the following terms:

1.       Quoting Bank: ________________________________

2.       Person to contact at Quoting Bank:

         ________________________________
3.       Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal        Interest             Money Market             [Absolute
Amount**         Period***            [Margin****]             Rate*****]

$

$

         [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

----------

*        As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify currency if an Alternative Currency. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000 (or, in the case of a Borrowing to be denominated in an Alternative Currency, a comparable amount of such Alternative Currency as determined by the Agent).

*** Not less than one month or not less than 30 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

*****    Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Five-Year Credit Agreement dated as of July 23, 1997 among Galileo International, Inc., the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                           Very truly yours,

                                           [NAME OF BANK]



Dated:                           By:
     ----------------------         ------------------------------
                                    Authorized Officer:

                                 EXHIBIT E - OPINION OF COUNSEL FOR THE BORROWER



                                   OPINION OF
                            COUNSEL FOR THE BORROWER


                                                    July   , 1997


To the Banks, the Issuing Banks and the Agent
   Referred to Below
c/o Morgan Guaranty Trust Company
   of New York, as Agent
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

         I am the Senior Vice President and General Counsel of Galileo International, Inc. (the "BORROWER") and have acted as counsel for the Borrower in connection with the Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of July 23, 1997 among the Borrower, the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Borrower pursuant to Section 3.01(b) of the Credit Agreement.

         In connection with this opinion, I have investigated such questions of law, received such information from officers and representatives of the Borrower and its Subsidiaries and examined such certificates of public officials, and corporate documents and records of the Borrower and its Subsidiaries and other documents as I have deemed necessary or appropriate for purposes of this opinion.

         In rendering my opinion I have assumed (a) the due authorization, execution and delivery of the Credit Agreement by each of the parties thereto (other than the Borrower), (b) the authenticity of all documents submitted to me as originals and (c) the conformity to original documents of all documents submitted to me as copies.

         Upon the basis of the foregoing, I am of the opinion that:

           1. The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

           2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are (a) within the corporate powers of the Borrower, (b) have been duly authorized by all necessary corporate action, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any indenture or other agreement or instrument evidencing Debt of the Borrower or of any other material agreement, judgment, injunction, order, decree or other instrument known to me and binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

           3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except, (i) as the same may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and by general principles of equity, (ii) insofar as provisions contained in the Credit Agreement provide for indemnification, the enforcement thereof may be limited by public policy considerations, (iii) I express no opinion as to Section 9.04 of the Credit Agreement insofar as it provides that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation and (iv) I express no opinion as to the effect of the law of any jurisdiction (other than the States of New York and Colorado) wherein any Bank may be located or wherein enforcement of the Credit Agreement or the Notes issued thereunder may be sought which limits the rates of interest legally chargeable or collectible. For purposes of my opinion in this paragraph 3, I have assumed that the laws of the State of New York are similar to the laws of the State of Colorado.

           4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could reasonably be expected to materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Credit Agreement or the Notes.

         I am admitted to practice in the State of Colorado and express no opinion as to matters governed by the laws of any jurisdiction other than the laws of the State of Colorado, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

         This opinion may be relied upon by each of you and any permitted successor or assignee of each of you and any representative of each of you and may not be relied upon by or disclosed to any other person (except to the extent information is permitted to be disclosed pursuant to Section 9.11 of the Credit Agreement) without my prior written consent.

                                       Very truly yours,

                                       Babetta R. Gray

                            EXHIBIT F - OPINION OF SPECIAL COUNSEL FOR THE AGENT


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                  FOR THE AGENT


                                              ________________, 1997


To the Banks, the Issuing Banks and the Agent
   Referred to Below
c/o Morgan Guaranty Trust Company
   of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

         We have participated in the preparation of the Five-Year Credit Agreement (the "CREDIT AGREEMENT") dated as of July 23, 1997 among Galileo International, Inc., a Delaware corporation (the "BORROWER"), the Banks parties thereto, the Letter of Credit Issuing Banks parties thereto and Morgan Guaranty Trust Company of New York, as Agent, and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the

United States of America. In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have assumed that under the applicable law of the State of Delaware, the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                      Very truly yours,

                                 EXHIBIT G - ASSIGNMENT AND ASSUMPTION AGREEMENT


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         AGREEMENT dated as of _________, ____ among [NAME OF ASSIGNOR] (the "ASSIGNOR"), [NAME OF ASSIGNEE] (the "ASSIGNEE"), GALILEO INTERNATIONAL, INC. (the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

         WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Five-Year Credit Agreement dated as of July 23, 1997 among the Borrower, the Assignor and the other Banks parties thereto, as Banks, the Letter of Credit Issuing Banks parties thereto and the Agent (as amended from time to time, the "CREDIT AGREEMENT");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower and participate in Letters of Credit in an aggregate principal amount at any time outstanding not to exceed $____________;

         [WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof;]

         [WHEREAS, Letters of Credit with a total amount available for drawing thereunder of $__________ are outstanding at the date hereof;] and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding Committed Loans and Letter of Credit Liabilities, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans and Letter of Credit Liabilities made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower, the Agent] and the Issuing Banks and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.*** It is understood that facility fees and/or letter of credit fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Borrower, the Agent and the Issuing Banks. This Agreement is conditioned upon the consent of the Borrower, the Agent and the Issuing Banks pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the Agent and the Issuing Banks is evidence of this consent. Pursuant to Section 9.06(c), the Borrower agrees to

-----------------
         *** Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

         SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note or Letter of Credit. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                               [NAME OF ASSIGNOR]



                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                               [NAME OF ASSIGNEE]



                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:

                               [CONSENTED TO:

                               GALILEO INTERNATIONAL, INC.



                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                               CONSENTED TO:

                               MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK,
                                  as Agent



                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                               CONSENTED TO:

                               [NAME OF ISSUING BANK],
                                as Issuing Bank



                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:                       ]